As filed with the Securities and Exchange Commission on September 8, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust

(Exact name of registrant as specified in charter)

570 Lexington Avenue

New York, NY 10022-6837

(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro

570 Lexington Avenue

New York, NY 10022-6837

(Name and address of agent for service)

(800) 245-9888

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1. Report to Stockholders.

ROCHDALE

INVESTMENT TRUST

Rochdale Large Growth Portfolio

Rochdale Large Value Portfolio

Rochdale Mid/Small Growth Portfolio

Rochdale Mid/Small Value Portfolio

Rochdale Dividend & Income Portfolio

Rochdale Intermediate Fixed Income Portfolio

Semi-Annual Report

June 30, 2008

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report

August 18, 2008

Dear Fellow Shareholders:

We would like to share the performance of the Rochdale Funds (“Funds” or “Portfolios”) for the six months ended June 30, 2008. Economic and stock market declines have been with us since the birth of the modern economy, yet this time around feels more volatile than most. While the current recessionary track is not likely to be severe, the markets are reflecting investors’ doubts regarding the ultimate resolution of the enormous compound problems still facing us. Shareholders in Rochdale Funds can be confident that our time tested investment process and team of trained portfolio managers will enable us to successfully navigate through the economic and financial challenges ahead.

Concerns about the U.S. banking system, falling home values, declining employment, slowing corporate profits, and rising oil and food prices have led most major stock market averages to experience declines during the first half of the 2008. The S&P 500 Index fell 11.91%, the NASDAQ Composite Index declined 13.22%, and the S&P Small Cap 600 Index dropped by 7.09%. Global markets were not immune either as the international MSCI AC World ex U.S. Index experienced a negative 9.84% return. We measure that at least twenty-five stock markets, or about 55% of all major equity markets worldwide, are currently in a bear market. Likewise, the values in Rochdale’s own equity funds experienced declines during the first half of 2008. But while our shareholders have experienced declines, all our equity funds have performed better than their benchmarks through the first 6 months this year. These results reflect our investment strategy which invests in the best ranked industries and higher quality growth companies with attractive valuations.

Our economic analysis indicates that the U.S. economy entered a recessionary pattern in the first quarter of 2008. In the coming months, consumption, the driving force of our economy, is poised for its first quarterly contraction since the 1990-91 recession. At the same time, export growth looks likely to lose steam as our economic weakness spreads in Europe, Japan, and elsewhere. Slowing demand for U.S. exports, which have been a crucial source of strength for our economy over the last year. Caution lies ahead for many companies who have relied on foreign demand as domestic growth slowed. Ultimately though, our macro economic outlook is highly dependent on how the housing correction and the resulting crisis in the banking sector resolves itself. Housing remains in recession and the credit

Broad Market Index Performance Year-to-date through June 30, 2008
Index	Total Return
S&P 500	-11.91%
S&P MidCap 400	-3.90%
S&P SmallCap 600	-7.09%
Nasdaq Composite	-13.22%
MSCI AC World ex USA	-9.84%
Lehman Aggregate Bond	+1.13%
Source: Lipper

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be found on our Web site at www.rochdale.com. Total returns do not reflect sales charges, which, when applied, would lower returns.

Investing in small and medium-size companies and REITs may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability. When investing in bond funds, it should be noted that when interest rates rise, bond prices will fall.

An investor should consider carefully the Fund’s investment objectives, risks, charges, and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC, 570 Lexington Avenue, New York, NY 10022.

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crunch that became firmly entrenched one year ago is still in full force today. In fact, even if a recovery were to begin, the lagged effect of tight credit will hamper growth well into 2009. Our banks have experienced unprecedented losses that will require them to raise massive amounts of new capital and limit their lending activities. This continued constricting of credit around the world will hamper corporations’ ability to obtain financing to grow their business and further reduce the struggling consumers’ capacity to make purchases.

We are on watch for signs that the approaches taken to address the economic ills have substance and will lead us to more positive economic growth. There are several areas we are monitoring: our banking system needs to return to prudent lending practices; the housing industry needs to see prices stop declining and excess inventory come down; the consumer needs to adjust their spending levels based on their income earned, rather than borrowing; and energy prices need to establish some level of stability. Until some combination of these factors reaches a positive inflection point, it will be difficult for our banking system to stabilize and for the consumer to achieve a balanced spending pattern. On a positive note, though rising food and energy costs will likely keep prices elevated for some time, recession has historically reduced inflation. So, while the outlook for important growth drivers such as consumer spending and credit expansion are indeed stagnant, we do not anticipate the return of high inflation as do many others. We especially see nothing ahead like the stagflation we experienced in the 1970’s. More likely in the coming quarters, we anticipate a prolonged period of subdued economic activity best characterized as “stagflation lite.”

As for U.S. equities, values may decline further before the bear market is over, but we have positioned in the Funds toward those industries and companies we expect will perform relatively well during these challenging times. Equity market volatility will likely continue throughout 2008. Only once an end to the crisis in the banking system and the decline in housing prices is within sight, will investors be confident enough to again invest in good quality companies. Unfortunately, we suspect that the rehabilitation process for our housing and banking sectors will extend well into 2009. Given the severity of the overbuilding in housing and the excess leverage in our financial system that preceeded this period, it will take considerable time to unwind these accumulated imbalances. Until then, volatility and downside economic concerns will preclude an enduring rise in our equity market.

But what makes this market so volatile can cause anxiety as well as opportunity for long term investors. Many institutional money managers have shortened their time horizon. In combination with the proliferation of traders and hedge funds with short time horizons, this has created a new trading class of equity market participants. These rapid buyers and sellers of company shares create their own unique forces on stock prices that have not existed previously in our equity markets. As occurs in non-equilibrium thermodynamics, there are forces in a system that are close to equilibrium, but because the market is an open system, it is heavily influenced by the forces of human nature. These new types of trading forces bring about short term disequilibrium, creating exaggerated daily and weekly moves away from mean fair values, while over the long term such forces approach equilibrium.

While markets have always moved away from or towards fair value, what is different this time around is the velocity of the changes. Overall, the market has to have a seller for each buyer which creates some sense of equilibrium. However, in the past most investors had a sense of a commonality of interests in stock prices rising; whereas today, much more capital is aligned with short selling. Each side is substantial and heavily invested in wanting their position to prevail, so the pressure from either the short term traders or the long term investors can dominate. A good example of non-equilibrium with powerful forces from short term traders is the commodities market. Heretofore commodity markets were comprised mainly of fundamental commercial hedgers. Now there are more powerful short term traders investing in commodities, heavily impacting the price. We view little of these trading forces as adding much to our economic prosperity. Rather, they are the cause of much short term disequilibrium which negatively impacts long term investors as well as average citizens.

The U.S. economy has experienced major shocks over the past year, yet has shown remarkable resilience. This is why we feel the recessionary track is less likely to become severe, but is also why we believe we will need most of 2008 to resolve the compound challenges we are facing. The diversified nature of our economy will provide

ROCHDALE INVESTMENT TRUST

economic stability during this time. Though a few industries like housing, automobile, and financials are experiencing severe challenges, many other industries in the U.S. are prospering. Most businesses outside the troubled industries are in a strong financial position, have good growth prospects domestically and internationally, and are highly competitive. In fact, the majority of companies in the S&P 500 are still growing their earnings nicely despite the recessionary pattern of the U.S. economy. Thanks to the market decline, the current prices for many world class companies are now reasonable and, relative to their growth prospects, represent attractive investments for the long term.

Our outlook, while cautious and alert, is one that anticipates increasingly attractive investments in certain sectors of the equity market once we manage through this recessionary period. We are managing in a defensive nature in the near-term, but we will be positioning for longer-term favorable equity commitments as our concerns subside. Supporting our view is the belief that the economies of the emerging world will remain in a growth mode. Several emerging markets offer attractive growth company opportunities. As a strategic allocation in the months ahead we expect to add to the Funds some international exposure. Overall we expect this period of near-term uncertainty to create better buying opportunities in the future, and we will position the Funds to take advantage of this once the major risks appear reduced.

What have we learned from the recent crisis? Well, we suspect the era of laissez faire capitalism may have reached its zenith. Totally free markets have demonstrated an inability to maintain enough equilibrium to be left completely unmanaged. The free markets were leading us to heightened levels of systemic financial failures, and it is now clear that an overhaul of the system and an implementation of regulatory reforms for real abuse is necessary. Although we suspect that the American financial system as well as our political system will be able to rise and meet these challenges, the process will take time. Rest assured though that during this period, Rochdale is committed to implementing a rigorous yet dynamic investment process that is mindful of the risks inherent in our financial markets at the moment. We continue to research and regularly monitor each company we are invested in. Over the past decade, our process has held up well. While changes lie ahead, you can rely on Rochdale Funds to own quality companies that are in solid financial condition and that rank highly on the measures of growth, valuation, and economic activity.

Rochdale Large Growth Portfolio

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as technology, energy, industrials, medical products, and consumer services. Growth industries typically exhibit stronger earnings growth over an entire economic cycle. During the six months ended June 30, 2008, Rochdale’s Large Growth Portfolio was down 4.99% as compared with the S&P 500/Citigroup Growth benchmark’s which declined 8.07%. The S&P 500 Index was down 11.91% for the first half of 2008.

Our investment strategy is to identify both industries and companies that have strong growth prospects with attractive valuation. Industries including energy, materials, and consumer staples performed relatively better in the first half of 2008. Our steady performance was generated by the companies we owned in the energy, materials, and food staples industries and by avoiding the companies in the financial, technology, and consumer durables industries that were among the worst performing groups. Given our belief that we are already in a recession, we are focused on high quality steady-growth companies with reasonable valuation, long-term predictable revenue streams, reliable earnings growth, and a sustainable competitive advantage. Our Large Growth Portfolio holdings are valued at 16.0x forward earnings, compared to 17.5x for the

Large Growth Portfolio: Top Ten Holdings as of June 30, 2008
Company	Percent of Net Assets
Exxon Mobil Corp.	4.8%
Peabody Energy Corp.	4.3%
Aflac, Inc.	3.4%
Hess Corp.	3.4%
Chesapeake Energy Corp.	3.3%
Apple Inc.	3.2%
McDonald’s Corp.	3.1%
General Dynamics Corp.	3.0%
Chevron Corp.	3.0%
Baxter International, Inc.	3.0%

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benchmark; however, earnings for the companies held in the Fund are expected to grow on average 14.5%, compared to the benchmark’s 13.0%. We continued to favor several sectors based on their attractive valuation and growth prospects given current economic conditions. We like defensive sectors such as consumer staples, medical products and sectors in the economy that continue to benefit from exports like capital goods. At the same time, we believe consumer related areas, such as retailing and financials, will continue to underperform in the second half of 2008.

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Growth Portfolio is 1.25%. Standardized returns for the Rochdale Large Growth Portfolio for the periods ended 6/30/08 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: -2.72%, 5.62%, and 6.48%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -8.33%, 3.55%, and 5.23%, respectively.

Rochdale Large Value Portfolio

The Large Value Portfolio invests primarily in select large U.S. companies across economically cyclical industries including utilities, consumer durables, financials, and telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-earnings ratios than their growth counterparts. During the six month ended June 30, 2008, the Large Value Portfolio was down 10.49%, as compared with the S&P 500/Citigroup Value benchmark which declined 16.04%. Most of the major value industries declined in the first half of 2008; led by financials, telecommunication, consumer durables, and retailing. We appropriately reduced our emphasis in the weak performing areas associated with consumer spending, as well as reduced our exposure to commercial and financial banks, which were affected by the worst housing market in decades. The Large

Value Portfolio is positioned appropriately in the current recessionary environment. We own fundamentally solid companies at reasonable valuations relative to their expected earnings growth. The Large Value Portfolio holdings are valued at 14.4x forward earnings, compared to 15.8x for the benchmark; while at the same time, earnings for the companies held in the Fund are expected to grow on average 12.2% compared to the benchmark’s 11.0%. We continue to like the outlook for the capital goods, transportation, and utility industries, and believe good companies within these industries will deliver appropriate long-term returns despite the economic recession that we are experiencing now.

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Value Portfolio is 1.25%. Standardized returns for the Rochdale Large Value Portfolio for the periods ended 6/30/08 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: -14.04%, 5.90%, and 9.28% respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year : -19.00%, 3.83%, and 7.99% respectively.

Large Value Portfolio: Top Ten Holdings as of June 30, 2008
Company	Percent of Net Assets
AT&T, Inc.	3.6%
Freeport-McMoRan Copper & Gold, Inc.	3.0%
General Electric Co.	2.9%
Cummins, Inc.	2.6%
PepsiCo, Inc.	2.5%
Janus Capital Group Inc.	2.5%
Thermo Fisher Scientific Inc.	2.4%
Exelon Corp.	2.4%
Covidien Ltd.	2.4%
Sempra Energy	2.3%

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Rochdale Mid/Small Growth Portfolio

The Mid/Small Growth Portfolio invests primarily in medium and small-size U.S. companies across growth industries such as energy, health care equipment, capital goods, and computer software & services. During the first half of the year, small cap growth companies were in favor as investors reduced weight in large cap banks and companies whose earnings are sensitive to business and consumer spending. For the first half of the year, the Mid/Small Growth Portfolio lost 3.26%, outperforming its Lipper Mid-Cap Growth peer group which lost 8.54%. Our investment strategy of identifying medium and small-size companies that are reasonably valued with steady growth characteristics was successful as we correctly anticipated continued strong growth in Energy and Capital Goods companies.

Looking forward to the second half of 2008, the Fund is well positioned for a period when we expect continued moderating growth in the overall economy, amid further weakness in consumer and business spending, and additional write downs from financial companies. Consequently, our investment focus remains on owning high quality companies with long-term predictable revenue streams and with the ability to maintain a competitive advantage over their competitors. On average, the Fund’s holdings trade at 18x forward earnings as compared to the benchmark’s 19x, indicating that the Fund’s holdings are more reasonably valued. At the same time, the companies owned in the Fund are expected to grow earnings inline with the benchmark. Taken together, the Fund’s holdings are more attractively valued for a similar level of growth. Our strategy is to continue to overweight companies at reasonable valuations in capital goods, energy and materials that we expect to offer superior returns to their investors.

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Growth Portfolio is 1.35%. Standardized returns for the Rochdale Mid/Small Growth Portfolio for the periods ended 6/30/08 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: -3.01%, 4.71%, and 9.96%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -8.59%, 2.67%, and 8.67%, respectively.

Mid/Small Growth Portfolio: Top Ten Holdings as of June 30, 2008
Company	Percent of Net Assets
Pioneer Natural Resources Co.	3.9%
Commercial Metals Co.	3.8%
Encore Acquisition Co.	3.7%
Amedisys, Inc.	3.5%
AMETEK, Inc.	3.4%
Donaldson Co., Inc.	3.1%
Cleveland-Cliffs Inc.	2.8%
Airgas, Inc.	2.7%
Jacobs Engineering Group Inc.	2.5%
Western Digital Corp.	2.5%

Rochdale Mid/Small Value Portfolio

The Mid/Small Value Portfolio invests primarily in medium and small-sized U.S. companies across value industries including Utilities, Capital Goods, Real Estate and Banks. During the first half of 2008, the Mid/Small Value Fund finished 3.15% lower, outperforming its benchmark S&P 1000 Value and its Lipper peers which lost 7.24% and 8.59% respectively. Concerns for a recession and weakness in both consumer and business spending led investors to abandon banks, telecom and consumer related companies, all areas which we were underweight. Our strategy of investing in reasonably valued companies that we expected to generate a steady stream of earnings despite the economic backdrop such as in energy, materials and capital goods led to superior performance during the first half of the year.

Mid/Small Value Portfolio: Top Ten Holdings as of June 30, 2008
Company	Percent of Net Assets
Massey Energy Co.	3.0%
FMC Corp.	2.0%
Flowserve Corp.	1.9%
Forest Oil Corp.	1.6%
Woodward Governor Co.	1.0%
ION Geophysical Corp.	1.6%
MDU Resources Group, Inc.	1.5%
Sensient Technologies Corp.	1.5%
Overseas Shipholding Group, Inc.	1.4%
Arch Coal, Inc.	1.4%

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For the second half of 2008, we maintain our stance and expect a weak economic environment as high energy prices, a weak housing market and a lack of liquidity weigh on investors. Consequently, we remain overweight in defensive, high quality companies with strong revenue streams in energy, capital goods, and materials. On average, the Fund’s holdings are trading at 15x forward earnings as compared to 16x for the benchmark, indicating that the Fund’s holdings are more reasonably valued. Furthermore, the Fund’s holdings are expected to grow their earnings 14% compared to the benchmark’s expectation of 12%. When considered together, the Fund’s holdings are expected to grow earnings at a higher rate and yet are more attractively valued. Over the long term, we expect these types of companies with solid fundamentals to deliver strong performance.

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Value Portfolio is 1.35%. Standardized returns for the Rochdale Mid/Small Value Portfolio for the periods ended 6/30/08 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: -11.83%, 5.44%, and 12.51%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -16.90%, 3.38%, and 11.18%, respectively.

Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and; secondarily, moderate long-term capital appreciation through investment primarily in high dividend common stocks and other high yielding securities of companies that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation. Examples of such companies include: stable cash flow generating energy pipeline companies, regulated utilities, and consumer non-discretionary businesses, like food companies. As in the second half of 2007, the Fund experienced a higher than average amount of volatility in the first half of 2008. The U.S. housing correction and resulting credit crunch have weighed negatively on the economy and market sentiment. Additionally, the first half of

2008 saw the price of oil rise from $96 a barrel to $140 a barrel by the end of June, a 44% increase. Together the unprecedented combination of these factors has led to bear market declines in the U.S. and world equity markets.

Overall, the Fund ended the half year with a negative 6.85% return. This compares favorably to the negative 11.91% return in the S&P 500 Index, the negative 11.34% return in the Lipper Equity Income category, and the negative 21.83% in the Dow Jones U.S. Select Dividend Index. The hardest hit sector was the banking sector, down 32.81% in total return as represented by the Philadelphia KBW Bank Index. The Fund is significantly underweighted in banks relative to other dividend income strategies; as our research identified problems in the banking sector early on. This coupled with a disciplined approach to selling banks has proven to be a prescient decision. Most other dividend & income sectors experienced declines as well in the first half of 2008, including REITs down 3.41%, and utilities down 1.93%. However, losses in these sectors were much less than broader market averages, as their highly attractive valuations helped to contain losses.

Most of the Fund’s companies continue to perform well operationally, especially in light of weakening economic conditions, and have in the aggregate maintained their solid cash flows from operations. In addition, the dividend flows that our companies paid remained solid and grew on average versus last year. For the first half of 2008, the Fund paid two quarterly per share dividends of $0.30 each. The Fund now has a fixed dividend of $0.30 per quarter with any additional dividend income being paid in the fourth quarter in addition to the fixed amount of $0.30. Going forward, while the economic environment continues to be more challenging than in the past several years, the operating businesses of our companies remain solid and we expect dividends to be maintained on average.

Dividend & Income Portfolio: Top Ten Holdings as of June 30, 2008
Company	Percent of Net Assets
McDonald’s Corp.	3.3%
Occidental Petroleum Corp.	2.2%
Exxon Mobil Corp.	2.2%
Anheuser-Busch Companies, Inc.	2.0%
B&G Foods, Inc.-EIS	1.8%
Nationwide Health Properties, Inc.	1.8%
Wal-Mart Stores, Inc.	1.7%
Vector Group Ltd.	1.5%
Chevron Corp.	1.4%
Health Care Property Investors, Inc.	1.4%

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Additionally, where appropriate we have sold out of companies that have more exposure to economically sensitive parts of the economy and have moved into more recession resistant holdings. We feel that the very attractive valuations of high dividend stocks price in much of the potential risk of economic uncertainty, and that the Fund’s companies are poised for a strong recovery when market conditions improve. We will keep our primary focus on maintaining and growing the dividend stream in aggregate.

The unsubsidized total annual fund operating expense ratio for the Rochdale Dividend & Income Portfolio is 1.35%. Standardized returns for the Rochdale Dividend & Income Portfolio for the periods ended 6/30/08 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: -11.24%, 4.86%, and 9.08%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -16.36%, 2.80%, and 7.79%, respectively.

Rochdale Intermediate Fixed Income Portfolio

The Intermediate Fixed Income Portfolio seeks current income and, to the extent with this goal, capital appreciation. We invest in investment-grade U.S. government, agency, and corporate bonds. The Fund provided acceptable returns of 0.07%, versus its peers in the Lipper Intermediate Investment Grade Category, which declined 0.98%. Credit concerns, coupled with increased volatility in the equity markets, caused the flight to quality trend to persist in the first half of 2008. Our focus on higher credit quality corporate bonds and lower volatility meant that the Fund did not bear the full brunt of widening spreads, particularly in financials. Rochdale expects the weakness in the U.S. economy to continue for 2008, however, we expect the yield curve to eventually normalize and for the Federal Reserve to start raising short term rates once the downside risks show signs of dissipating. Until then, we continue to be patient, favor shorter maturities, and opportunistically take advantage of higher credit spreads due to rising risk premiums.

The unsubsidized total annual fund operating expense ratio for the Rochdale Intermediate Fixed Income Portfolio is 0.9%. Standardized returns for the Rochdale Intermediate Fixed Income Portfolio for the periods ended 6/30/08 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: 3.28%, 3.13%, and 2.75%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -2.65%, 1.11%, and 1.54% respectively.

Intermediate Fixed Income Portfolio: Top Ten Issuers as of June 30, 2008
Issuer	Percent of Net Assets
Federal Home Loan Mortgage Corp.	8.9%
Federal National Mortgage Association	7.3%
Federal Home Loan Bank	6.4%
Federal Farm Credit Bank	4.7%
General Electric Capital Corp.	1.9%
Lehman Brothers Holdings, Inc.	1.3%
Bank of America Corp.	1.1%
President and Fellows of Harvard College	1.0%
Berkshire Hathaway	0.9%
Eaton Vance Limited Duration Income Fund - Series B	0.8%

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Thank you for your investment in the Rochdale Funds. We take our duty as stewards of clients’ wealth seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. Please call us at 1-800-245-9888 or visit our Web site at www.rochdale.com, where you can find details on current holdings, sector exposure, portfolio commentary, and more.

Sincerely,

Carl Acebes

Garrett R. D’Alessandro, CFA, AIF®

David J. Abella, CFA

Portfolio Managers

Lipper category averages track the total return performance of all funds within the respective Lipper category. One cannot invest directly in a category average. Categories based on classifications by Lipper Inc. For the year-to-date period through June 30, 2008, each category consisted of the following number of funds: Large-Cap Growth 805, Large-Cap Value 576, Mid-Cap Growth 620, Small-Cap Value 328, Equity Income 301, and Intermediate Investment Grade 584. Source: Lipper.

The Standard and Poor’s (S&P) 500 Index represents 500 large U.S. companies.

The Standard & Poor’s (S&P) MidCap 400 and SmallCap 600 Indices represent 400 medium-size and 600 small companies, respectively.

The NASDAQ Composite Index is the broadest measure of over-the-counter trading; this weighted index includes all of the approximately 4,000 issues that trade on the NASDAQ system.

The Lehman Brothers Aggregate Bond Index is a broad-based index comprised of U.S. Government, U.S. Government agency, and corporate debt obligations.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.

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TOTAL RETURNS as of June 30, 2008 (Unaudited)

					Annualized
	Year-to-Date		One Year		Three Years	Five Years	Since Inception(1)
Rochdale Large Growth Portfolio
Return at NAV(2)	(4.99%	)	(2.72%	)	5.62%	6.48%	(2.47%	)
Return at POP(3)	(10.45%	)	(8.33%	)	3.55%	5.23%	(3.15%	)
S&P 500/Citigroup Growth Index	(8.07%	)	(5.83%	)	5.63%	6.78%	(2.53%	)
Lipper Large-Cap Growth Category Average	(10.14%	)	(4.78%	)	5.46%	7.03%	N/A

Rochdale Large Value Portfolio
Return at NAV(2)	(10.49%	)	(14.04%	)	5.90%	9.28%	2.23%
Return at POP(3)	(15.64%	)	(19.00%	)	3.83%	7.99%	1.52%
S&P 500/Citigroup Value Index	(16.04%	)	(20.25%	)	3.03%	8.25%	2.60%
Lipper Large-Cap Value Category Average	(13.02%	)	(17.04%	)	3.45%	7.77%	N/A

Rochdale Mid/Small Growth Portfolio
Return at NAV(2)	(3.26%	)	(3.01%	)	4.71%	9.96%	5.67%
Return at POP(3)	(8.82%	)	(8.59%	)	2.67%	8.67%	4.94%
S&P 1000/Citigroup Growth Index	(2.46%	)	(3.98%	)	7.82%	13.13%	8.17%
Lipper Mid-Cap Growth Category Average	(8.53%	)	(5.69%	)	8.21%	11.23%	N/A

Rochdale Mid/Small Value Portfolio
Return at NAV(2)	(3.15%	)	(11.83%	)	5.44%	12.51%	9.65%
Return at POP(3)	(8.72%	)	(16.90%	)	3.38%	11.18%	8.89%
S&P 1000/Citigroup Value Index	(7.24%	)	(15.08%	)	4.86%	11.38%	9.18%
Lipper Small-Cap Value Category Average	(8.57%	)	(19.67%	)	2.23%	10.23%	N/A

Rochdale Dividend & Income Portfolio(4)
Return at NAV(2)	(6.85%	)	(11.24%	)	4.86%	9.08%	2.87%
Return at POP(3)	(12.20%	)	(16.36%	)	2.80%	7.79%	2.20%
S&P 500 Index(5)	(11.91%	)	(13.12%	)	4.41%	7.58%	1.48%
Lipper Equity Income Category Average	(11.41%	)	(14.15%	)	4.31%	8.10%	N/A

Rochdale Intermediate Fixed Income Portfolio
Return at NAV(2)	0.07%		3.28%		3.13%	2.75%	5.33%
Return at POP(3)	(5.67%	)	(2.65%	)	1.11%	1.54%	4.60%
Lehman Government/Credit Intermediate Index	1.43%		7.37%		4.27%	3.49%	5.89%
Lipper Intermediate Investment Grade Category Average	(0.83%	)	3.46%		2.43%	2.72%	N/A

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2008 (Unaudited), Continued

(1)

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value and Intermediate Fixed Income Portfolios began investing in portfolio securities, pursuant to each of their investment guidelines, on December 31, 1999. The Rochdale Dividend & Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999.

(2)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(3)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4)

Rochdale Dividend & Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999. Prior to June 27, 2003, the Dividend & Income Portfolio operated under a different investment objective and strategy as the Rochdale Alpha Portfolio.

(5)	As noted in the May 1, 2007 Prospectus, the index changed from the Russell 3000 Value Index to the S&P 500 Index.

N/A – not available.

Past performance is not predictive of future performance.

Index Descriptions

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth and Value Indices are market cap weighted and contain the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Standard & Poor’s (S&P) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Lehman Government/Credit Intermediate Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturity from 1 to 10 years, representing securities in the intermediate maturity range of the Lehman Government/Credit Index.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.

Lipper Category Descriptions

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest in large companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of June 30, 2008, the category consists of 805, 756, 641 and 530 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Large-Cap Value consists of funds that invest in large companies that are considered undervalued relative to major stock indexes based on price-to-earnings ratios, price-to-book ratios, or other factors. As of June 30, 2008, the category consists of 576, 551, 478 and 392 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Mid-Cap Growth consists of funds that invest in midsize companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of June 30, 2008, the category consists of 620, 596, 501 and 408 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Small-Cap Value consists of funds that invest in smallsize companies that are considered undervalued relative to major stock indexes based on price-to-earnings, price-to-book ratios, or other factors. As of June 30, 2008, the category consists of 328, 313, 247 and 199 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Equity Income consists of funds that seek high current income and growth of income by investing in equities. As of June 30, 2008, the category consists of 301, 277, 219 and 153 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. As of June 30, 2008, the category consists of 584, 557, 464 and 393 funds for the year-to-date, one- ,three- and five-year periods, respectively.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 01/01/08 to 06/30/08.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC the Portfolio’s transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Portfolio’s transfer agent. The example includes, but is not limited to, management, distribution, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or the indirect costs associated with a Portfolio’s investment companies. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your Portfolio, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$950.10	$1,018.65
Expenses Paid during Period*	$6.06	$6.27

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Large Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$895.10	$1,018.65
Expenses Paid during Period*	$5.89	$6.27

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period).

Mid/Small Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$967.40	$1,018.05
Expenses Paid during Period*	$6.70	$6.87

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period).

Mid/Small Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$968.50	$1,018.00
Expenses Paid during Period*	$6.75	$6.92

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period).

Dividend & Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$931.50	$1,018.15
Expenses Paid during Period*	$6.48	$6.77

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period).

Intermediate Fixed Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/08)	$1,000.00	$1,000.00
Ending Account Value (06/30/08)	$1,000.70	$1,020.39
Expenses Paid during Period*	$4.48	$4.52

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period).

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited)

Shares		Value

COMMON STOCKS: 97.5%
CONSUMER DISCRETIONARY: 7.0%
6,900	Coach, Inc. (a)	$199,272
26,300	McDonald’s Corp.	1,478,586
11,000	NIKE, Inc. - Class B (b)	655,710
29,580	Yum! Brands, Inc.	1,037,962

		3,371,530

CONSUMER STAPLES: 13.2%
17,000	Coca-Cola Co./The	883,660
17,440	Colgate-Palmolive Co.	1,205,104
28,000	CVS Caremark Corp. (b)	1,107,960
8,090	General Mills, Inc.	491,629
9,600	Kellogg Co.	460,992
12,740	PepsiCo, Inc.	810,137
15,460	Philip Morris International Inc.	763,570
10,800	Procter & Gamble Co./The	656,748

		6,379,800

ENERGY: 29.8%
9,620	Anadarko Petroleum Corp.	719,961
4,341	Baker Hughes, Inc.	379,143
24,400	Chesapeake Energy Corp. (b)	1,609,424
14,430	Chevron Corp.	1,430,446
8,300	CONSOL Energy Inc.	932,671
25,600	Exxon Mobil Corp.	2,256,128

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

ENERGY, Continued
12,890	Hess Corp.	$1,626,589
6,660	Nabors Industries Ltd. (a)(b)(d)	327,872
4,300	National-Oilwell Varco Inc. (a)	381,496
8,800	Noble Corp. (b)(d)	571,648
23,300	Peabody Energy Corp. (b)	2,051,565
5,700	Schlumberger Ltd. (d)	612,351
10,000	Valero Energy Corp.	411,800
15,625	XTO Energy, Inc. (b)	1,070,468

		14,381,562

FINANCIALS: 4.4%
26,100	Aflac, Inc. (b)	1,639,080
22,640	Charles Schwab Corp./The	465,026

		2,104,106

HEALTH CARE: 12.0%
7,910	Aetna Inc.	320,592
22,300	Baxter International, Inc.	1,425,862
5,000	CIGNA Corp. (b)	176,950
10,000	Gilead Sciences, Inc. (a)	529,500
6,550	Humana Inc. (a)	260,494
7,400	Johnson & Johnson	476,116
7,500	Laboratory Corp. of America Holdings (a)(b)	522,225
19,000	St. Jude Medical, Inc. (a)	776,720
23,800	Thermo Fisher Scientific Inc. (a)	1,326,374

		5,814,833

INDUSTRIALS: 13.0%
16,400	ABB Limited - ADR (a)(d)	464,448
7,900	Boeing Co./The	519,188
9,400	Cummins Inc.	615,888
18,000	Expeditors International of Washington, Inc. (b)	774,000
17,280	General Dynamics Corp.	1,454,976
16,340	Illinois Tool Works Inc.	776,313
12,200	Ingersoll-Rand Co. Ltd. - Class A (b)(d)	456,646
6,300	Parker Hannifin Corp. (b)	449,316
15,780	Rockwell Collins, Inc.	756,809

		6,267,584

INFORMATION TECHNOLOGY: 11.9%
9,200	Apple Inc. (a)	1,540,448
39,017	Cisco Systems, Inc. (a)	907,535
9,200	Fiserv, Inc. (a)(b)	417,404
8,101	International Business Machines Corp. (IBM)	960,212
18,200	Microsoft Corp.	500,682
66,332	Oracle Corp. (a)	1,392,972

		5,719,253

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

MATERIALS: 6.2%
9,200	Freeport-McMoRan Copper & Gold, Inc. (b)	$1,078,148
3,250	Potash Corp. of Saskatchewan Inc. (d)	742,852
12,490	Praxair, Inc.	1,177,058

		2,998,058

Total Common Stocks
(Cost $40,995,301)		47,036,726

EXCHANGE TRADED FUNDS: 2.1%
7,300	Ultra Financials ProShares	147,022
3,500	Ultra Industrials ProShares	201,250
3,800	Ultra Technology ProShares (b)	221,274
15,700	UltraShort Oil & Gas ProShares	419,347

Total Exchange Traded Funds
(Cost $1,256,443)		988,893

SHORT TERM INVESTMENT: 0.8%
Money Market Investment: 0.8%
408,232	First American Prime Obligations Fund	408,232

Total Short Term Investment
(Cost $408,232)		408,232

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 24.7%
CERTIFICATE OF DEPOSIT: 2.7%
$560,111	Bank of Scotland, 2.994%, 05/06/09	558,733
560,111	Barclays Bank of New York, 2.971%, 03/16/09	559,988
186,704	Natixis of New York, 3.35%, 06/30/09	186,179

		1,304,900

COMMERCIAL PAPER: 4.0%
560,111	Allstate Life Global Funding, 3.053%, 03/20/09	560,111
596,972	KKR Atlantic Funding Trust, 2.833%, 03/25/09 (c)	444,207
373,408	Svenska Handelsbanken AB, 2.91%, 02/06/09	373,184
560,111	Wachovia Securities, Inc., 2.91%, 02/04/09	558,946

		1,936,448

Shares
MONEY MARKET INVESTMENTS: 2.1%
454,991	AIM Short-Term Liquid Assets Portfolio - Institutional Class	454,991
560,111	Reserve Primary Fund	560,111

		1,015,102

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Principal Amount		Value

REPURCHASE AGREEMENTS: 15.9%
$560,111	Credit Suisse, 2.60%, Dated 06/30/08, Due 07/01/08, (Collateralized by an Indymac IMJA Mortgage Loan Trust, 02/25/38, valued at $588,125. Repurchase proceeds are $560,152)	$560,111
2,800,557	ING Financial, 2.75%, Dated 06/30/08, Due 07/01/08, (Collateralized by two Freddie Mac Conventional Loan Pools, 07/01/33 and 07/01/37, valued at $2,857,141. Repurchase proceeds are $2,800,771)	2,800,557
4,294,187	Morgan Stanley, 2.75%, Dated 06/30/08, Due 07/01/08, (Collateralized by a Fannie Mae Collateralized Mortgage Obligation, 11/25/35, valued at $4,400,872. Repurchase proceeds are $4,294,515)	4,294,187

		7,654,855

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $12,064,070)		11,911,305

TOTAL INVESTMENTS
(Cost $54,724,046), 125.1%		60,345,156
LIABILITIES IN EXCESS OF OTHER ASSETS, (25.1)%		(12,103,528)

TOTAL NET ASSETS, 100.0%		$48,241,628

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2008.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Funds’ Board of Trustees.
(d)	Foreign Security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure at June 30, 2008

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Description	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted prices	$49,448,953	$—
Level 2 - Other significant observable inputs	10,451,996	—
Level 3 - Significant unobservable inputs	444,207	—

Total	$60,345,156	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$637,177	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(137,114)	—
Net purchases (sales/paydowns)	(55,856)	—
Transfers in and/or out of Level 3*	—	—

Balance as of 06/30/08	$444,207	$—

*	The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited)

Shares		Value

COMMON STOCKS: 93.4%
CONSUMER DISCRETIONARY: 1.3%
6,100	Hasbro, Inc.	$217,892
21,100	Macys, Inc. (b)	409,762

		627,654

CONSUMER STAPLES: 5.2%
1,900	Altria Group, Inc.	39,064
7,400	Costco Wholesale Corp. (b)	519,036
17,060	CVS Caremark Corp. (b)	675,064
18,000	PepsiCo, Inc.	1,144,620
1,900	Philip Morris International Inc.	93,841

		2,471,625

ENERGY: 11.7%
6,772	Chevron Corp. (b)	671,308
7,128	ConocoPhillips	672,812
5,162	Devon Energy Corp.	620,266
4,000	Hess Corp.	504,760
10,784	Marathon Oil Corp.	559,366
8,502	Occidental Petroleum Corp.	763,990
9,000	Peabody Energy Corp. (b)	792,450
9,500	Rowan Companies, Inc.	444,125
13,056	Valero Energy Corp.	537,646

		5,566,723

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

FINANCIALS: 19.8%
4,814	ACE Ltd. (d)	$265,203
11,287	Aflac, Inc. (b)	708,824
24,794	Bank of America Corp. (b)	591,833
10,700	Bank of New York Mellon Corp.	404,781
10,800	BB&T Corp. (b)	245,916
2,800	Goldman Sachs Group, Inc./The (b)	489,720
3,894	Hartford Financial Services Group, Inc.	251,435
42,900	Janus Capital Group Inc. (b)	1,135,563
24,234	JP Morgan Chase & Co.	831,468
26,539	Metlife, Inc. (b)	1,400,463
2,800	Plum Creek Timber Co., Inc. (b)	119,588
16,232	Progressive Corp./The (b)	303,863
9,100	ProLogis (b)	494,585
10,250	Travelers Companies, Inc./The	444,850
15,400	U.S. Bancorp (b)	429,506
37,328	UnumProvident Corp.	763,358
23,628	Wells Fargo & Co. (b)	561,165

		9,442,121

HEALTH CARE: 7.6%
20,667	Covidien Ltd. (d)	989,743
4,000	Gilead Sciences, Inc. (a)(b)	211,800
4,300	Medco Health Solutions, Inc. (a)	202,960
20,900	PerkinElmer, Inc.	582,065
6,200	St. Jude Medical, Inc. (a)	253,456
5,600	Teva Pharmaceutical Industries Ltd. - ADR (d)	256,480
20,000	Thermo Fisher Scientific Inc. (a)	1,114,600

		3,611,104

INDUSTRIALS: 16.2%
15,500	ABB Limited - ADR (a)(d)	438,960
11,400	CSX Corp.	716,034
18,200	Cummins, Inc.	1,192,464
8,782	Deere & Co. (b)	633,446
8,124	General Dynamics Corp.	684,041
16,130	General Electric Co.	430,510
8,800	Honeywell International, Inc.	442,464
15,546	Ingersoll-Rand Co., Ltd. - Class A (b)(d)	581,887
7,584	Norfolk Southern Corp. (b)	475,289
10,686	Northrop Grumman Corp.	714,893
8,800	Raytheon Co.	495,264
8,800	Rockwell Collins, Inc.	422,048
7,700	United Technologies Corp.	475,090

		7,702,390

INFORMATION TECHNOLOGY: 6.0%
2,400	Apple Inc. (a)	401,856
24,200	CA Inc.	558,778

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
15,000	EMC Corp. (a)	$220,350
10,000	Hewlett-Packard Co.	442,100
22,800	NetApp, Inc. (a)(b)	493,848
20,667	Tyco Electronics Ltd (d)	740,292

		2,857,224

MATERIALS: 7.9%
7,500	E.I. du Pont de Nemours and Co.	321,675
5,665	Eastman Chemical Co. (b)	390,092
12,000	Freeport-McMoRan Copper & Gold, Inc. (b)	1,406,280
4,218	Nucor Corp. (b)	314,958
3,500	Praxair, Inc.	329,840
5,600	Rohm & Haas Co. (b)	260,064
4,000	United States Steel Corp.	739,120

		3,762,029

TELECOMMUNICATION SERVICES: 8.6%
65,522	AT&T, Inc.	2,207,436
53,326	Verizon Communications, Inc. (b)	1,887,740

		4,095,176

UTILITIES: 9.1%
23,600	American Electric Power Co., Inc.	949,428
12,359	Exelon Corp.	1,111,816
2,400	PG&E Corp.	95,256
7,900	PPL Corp.	412,933
18,800	Sempra Energy (b)	1,061,260
20,200	Southern Co./The (b)	705,384

		4,336,077

Total Common Stocks
(Cost $41,333,292)		44,472,123

EXCHANGE TRADED FUNDS: 1.9%
7,300	Ultra Financials ProShares	147,022
3,500	Ultra Industrials ProShares	201,250
3,800	Ultra Technology ProShares (b)	221,274
12,000	UltraShort Oil & Gas ProShares	320,520

Total Exchange Traded Funds
(Cost $1,130,264)		890,066

WARRANTS & RIGHTS: 0.0%
111	Seagate Technology, Inc. Tax Refund Rights (a)	0

Total Warrants & Rights
(Cost $0)		0

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

SHORT TERM INVESTMENT: 2.1%
Money Market Investment: 2.1%
1,004,095	First American Prime Obligations Fund	$1,004,095

Total Short Term Investment
(Cost $1,004,095)		1,004,095

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 32.3%
CERTIFICATE OF DEPOSIT: 3.5%
$719,305	Bank of Scotland, 2.994%, 05/06/09	717,535
719,305	Barclays Bank of New York, 2.971%, 03/16/09	719,147
239,768	Natixis of New York, 3.35%, 06/30/09	239,095

		1,675,777

COMMERCIAL PAPER: 5.5%
719,305	Allstate Life Global Funding, 3.053%, 03/20/09	719,305
818,064	KKR Atlantic Funding Trust, 2.833%, 03/25/09 (c)	681,762
479,537	Svenska Handelsbanken AB, 2.91%, 02/06/09	479,249
719,305	Wachovia Securities, Inc., 2.91%, 02/04/09	717,809

		2,598,125

Shares
MONEY MARKET INVESTMENTS: 2.7%
584,308	AIM Short-Term Liquid Assets Portfolio - Institutional Class	584,308
719,305	Reserve Primary Fund	719,305

		1,303,613

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Principal Amount		Value

REPURCHASE AGREEMENTS: 20.6%
$719,305	Credit Suisse, 2.60%, Dated 06/30/08, Due 07/01/08, (Collateralized by an Indymac IMJA Mortgage Loan Trust, 02/25/38, valued at $755,281. Repurchase proceeds are $719,357)	$719,305
3,596,524	ING Financial, 2.75%, Dated 06/30/08, Due 07/01/08, (Collateralized by two Freddie Mac Conventional Loan Pools, 07/01/33 and 07/01/37, valued at $3,669,141. Repurchase proceeds are $3,596,799)	3,596,524
5,514,671	Morgan Stanley, 2.75%, Dated 06/30/08, Due 07/01/08, (Collateralized by a Fannie Mae Collateralized Mortgage Obligation, 11/25/35, valued at $5,651,678. Repurchase proceeds are $5,515,092)	5,514,671

		9,830,500

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $15,544,317)		15,408,015

TOTAL INVESTMENTS
(Cost $59,011,968), 129.7%		61,774,299
LIABILITIES IN EXCESS OF OTHER ASSETS, (29.7)%		(14,141,257)

TOTAL NET ASSETS, 100.0%		$47,633,042

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2008.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Funds’ Board of Trustees.
(d)	Foreign Security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure at June 30, 2008

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Description	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted prices	$47,669,897	$—
Level 2 - Other significant observable inputs	13,422,640	—
Level 3 - Significant unobservable inputs	681,762	—

Total	$61,774,299	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$880,642	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(122,338)	—
Net purchases (sales/paydowns)	(76,542)	—
Transfers in and/or out of Level 3*	—	—

Balance as of 06/30/08	$681,762	$—

*	The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited)

Shares		Value

COMMON STOCKS: 95.8%
CONSUMER DISCRETIONARY: 3.5%
6,000	Advance Auto Parts, Inc.	$232,980
6,000	Dollar Tree, Inc. (a)	196,140
4,800	Gymboree Corp./The (a)	192,336
16,000	PetMed Express, Inc. (a)	196,000
6,200	Ross Stores, Inc. (b)	220,224
8,000	Wolverine World Wide, Inc.	213,360

		1,251,040

CONSUMER STAPLES: 4.1%
9,000	Church & Dwight Co., Inc.	507,150
18,000	Flowers Foods, Inc. (b)	510,120
10,440	Pepsi Bottling Group, Inc./The	291,485
7,343	TreeHouse Foods, Inc. (a)	178,141

		1,486,896

ENERGY: 17.2%
17,521	Encore Acquisition Co. (a)(b)	1,317,404
1,876	Frontier Oil Corp.	44,855
3,338	Newfield Exploration Co. (a)	217,804
10,000	Petroleum Development Corp. (a)	664,900
17,997	Pioneer Natural Resources Co. (b)	1,408,805
18,446	Southwestern Energy Co. (a)	878,214
9,145	Sunoco, Inc. (b)	372,110
9,268	Superior Energy Services, Inc. (a)	511,038

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

ENERGY, Continued
33,500	Tetra Tech, Inc. (a)(b)	$794,285

		6,209,415

FINANCIALS: 7.4%
6,166	Arthur J. Gallagher & Co. (b)	148,601
14,395	Federated Investors, Inc. - Class B (b)	495,476
5,794	HCC Insurance Holdings, Inc.	122,485
6,137	SEI Investments Co.	144,342
3,611	StanCorp Financial Group, Inc.	169,572
2,709	Torchmark Corp.	158,883
28,590	Tower Group, Inc. (b)	605,822
16,910	W.R. Berkley Corp.	408,546
12,471	Waddell & Reed Financial, Inc. (b)	436,610

		2,690,337

HEALTH CARE: 15.5%
25,000	Amedisys, Inc. (a)(b)	1,260,500
19,965	AmSurg Corp. (a)	486,148
12,951	Applera Corp. - Applied Biosystems Group	433,600
14,064	Coventry Health Care, Inc. (a)(b)	427,827
2,500	Intuitive Surgical, Inc. (a)(b)	673,500
18,811	Lincare Holdings Inc. (a)	534,232
10,000	Meridian Bioscience, Inc.	269,200
28,810	Par Pharmaceutical Companies, Inc. (a)(b)	467,586
6,500	Techne Corp. (a)	503,035
8,750	Waters Corp. (a)	564,375

		5,620,003

INDUSTRIALS: 16.6%
15,500	AAR CORP. (a)(b)	209,715
25,977	AMETEK, Inc.	1,226,634
18,000	Ceradyne, Inc. (a)(b)	617,400
5,908	Copart, Inc. (a)	252,980
24,948	Donaldson Co., Inc. (b)	1,113,679
11,189	Jacobs Engineering Group Inc. (a)(b)	902,952
3,100	Manitowoc Co. Inc./The (b)	100,843
6,784	Rockwell Collins, Inc.	325,361
7,500	Terex Corp. (a)	385,275
5,360	Waste Connections, Inc. (a)(b)	171,145
13,000	Watson Wyatt Worldwide Inc. - Class A	687,570

		5,993,554

INFORMATION TECHNOLOGY: 16.0%
15,500	Activision, Inc. (a)	528,085
13,000	Altera Corp. (a)	269,100
7,344	Amphenol Corp. - Class A (b)	329,599
10,000	Bankrate, Inc. (a)(b)	390,700
11,159	Broadridge Financial Solutions, Inc.	234,897

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
23,931	Intuit Inc. (a)(b)	$659,778
22,745	Jack Henry & Associates, Inc. (b)	492,202
9,000	Linear Technology Corp. (a)	293,130
11,000	McAfee, Inc. (a)	374,330
11,446	NCR Corp. (a)	288,439
5,639	Progress Software Corp. (a)(b)	144,189
30,632	QLogic Corp. (a)(b)	446,921
11,000	ViaSat, Inc. (a)	222,310
25,778	Western Digital Corp. (a)(b)	890,114
8,000	Xilinx, Inc.	202,000

		5,765,794

MATERIALS: 14.6%
16,906	Airgas, Inc.	987,141
4,753	AptarGroup, Inc.	199,388
15,352	Ball Corp. (b)	732,905
8,400	Cleveland-Cliffs Inc. (b)	1,001,196
36,241	Commercial Metals Co. (b)	1,366,286
4,021	Ecolab, Inc. (b)	172,863
21,000	Steel Dynamics, Inc. (b)	820,470

		5,280,249

UTILITIES: 0.9%
4,000	Energen Corp.	312,120

Total Common Stocks
(Cost $31,213,451)		34,609,408

EXCHANGE TRADED FUND: 1.7%
22,000	UltraShort Oil & Gas ProShares	587,620

Total Exchange Traded Fund
(Cost $620,262)		587,620

SHORT TERM INVESTMENT: 2.9%
Money Market Investment: 2.9%
1,054,800	First American Prime Obligations Fund	1,054,800

Total Short Term Investment
(Cost $1,054,800)		1,054,800

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 37.3%
CERTIFICATE OF DEPOSIT: 4.0%
$623,740	Bank of Scotland, 2.994%, 05/06/09	622,205

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Principal Amount		Value

CERTIFICATE OF DEPOSIT, Continued
$623,740	Barclays Bank of New York, 2.971%, 03/16/09	$623,602
207,913	Natixis of New York, 3.35%, 06/30/09	207,329

		1,453,136

COMMERCIAL PAPER: 6.6%
623,740	Allstate Life Global Funding, 3.053%, 03/20/09	623,740
853,503	KKR Atlantic Funding Trust, 2.833%, 03/25/09 (c)	707,885
415,826	Svenska Handelsbanken AB, 2.91%, 02/06/09	415,577
623,740	Wachovia Securities, Inc., 2.91%, 02/04/09	622,442

		2,369,644

Shares
MONEY MARKET INVESTMENTS: 3.1%
506,678	AIM Short-Term Liquid Assets Portfolio - Institutional Class	506,678
623,740	Reserve Primary Fund	623,740

		1,130,418

Principal Amount
REPURCHASE AGREEMENTS: 23.6%
$623,740	Credit Suisse, 2.60%, Dated 06/30/08, Due 07/01/08, (Collateralized by an Indymac IMJA Mortgage Loan Trust, 02/25/38, valued at $654,936. Repurchase proceeds are $623,785)	623,740
3,118,698	ING Financial, 2.75%, Dated 06/30/08, Due 07/01/08, (Collateralized by two Freddie Mac Conventional Loan Pools, 07/01/33 and 07/01/37, valued at $3,181,710. Repurchase proceeds are $3,118,937)	3,118,698
4,782,004	Morgan Stanley, 2.75%, Dated 06/30/08, Due 07/01/08, (Collateralized by a Fannie Mae Collateralized Mortgage Obligation, 11/25/35, valued at $4,900,808. Repurchase proceeds are $4,782,369)	4,782,004

		8,524,442

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $13,623,258)		13,477,640

TOTAL INVESTMENTS
(Cost $46,511,771), 137.7%		49,729,468
LIABILITIES IN EXCESS OF OTHER ASSETS, (37.7)%		(13,606,508)

TOTAL NET ASSETS, 100.0%		$36,122,960

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2008.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Funds’ Board of Trustees.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure at June 30, 2008

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Description	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted prices	$37,382,246	$—
Level 2 - Other significant observable inputs	11,639,337	—
Level 3 - Significant unobservable inputs	707,885	—

Total	$49,729,468	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$918,442	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(130,699)	—
Net purchases (sales/paydowns)	(79,858)	—
Transfers in and/or out of Level 3*	—	—

Balance as of 06/30/08	$707,885	$—

*	The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited)

Shares		Value

COMMON STOCKS: 92.5%
CONSUMER STAPLES: 1.1%
7,800	BJ’s Wholesale Club, Inc. (a)(b)	$301,860
4,300	Great Atlantic & Pacific Tea Co., Inc./The (a)(b)	98,126

		399,986

ENERGY: 19.2%
6,350	Arch Coal, Inc.	476,440
2,470	Bristow Group, Inc. (a)(b)	122,240
4,550	Exterran Holdings Inc. (a)(b)	325,280
7,667	Forest Oil Corp. (a)(b)	571,192
5,052	Helmerich & Payne, Inc.	363,845
31,500	ION Geophysical Corp. (a)(b)	549,675
5,200	Lufkin Industries, Inc.	433,056
11,250	Massey Energy Co. (b)	1,054,687
2,200	NATCO Group, Inc. - Class A (a)(b)	119,966
3,892	Newfield Exploration Co. (a)	253,953
4,250	Oceaneering International, Inc. (a)	327,463
5,997	Overseas Shipholding Group, Inc. (b)	476,881
2,200	Peabody Energy Corp. (b)	193,710
3,629	Pioneer Natural Resources Co. (b)	284,078
7,000	Pride International, Inc. (a)	331,030
4,500	SEACOR Holdings Inc. (a)(b)	402,795
3,400	Tidewater, Inc. (b)	221,102

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

ENERGY, Continued
3,000	W-H Energy Services, Inc. (a)	$287,220

		6,794,613

FINANCIALS: 9.4%
2,700	Alexandria Real Estate Equities, Inc. (b)	262,818
10,166	American Financial Group Inc.	271,940
2,600	AvalonBay Communities, Inc.	231,816
3,400	Hanover Insurance Group Inc.	144,500
6,000	Health Care REIT, Inc. (b)	267,000
5,100	Investment Technology Group, Inc. (a)(b)	170,646
4,000	Macerich Co./The	248,520
1,700	Northern Trust Corp.	116,569
7,902	Protective Life Corp.	300,671
4,200	Regency Centers Corp.	248,304
8,061	RLI Corp. (b)	398,778
9,400	Selective Insurance Group	176,344
7,300	Senior Housing Properties Trust (b)	142,569
4,160	Stancorp Financial Group, Inc.	195,354
5,551	W.R. Berkley Corp.	134,112

		3,309,941

HEALTH CARE: 1.4%
4,400	Analogic Corp.	277,508
3,200	Chemed Corp. (b)	117,152
4,000	Health Net Inc. (a)	96,240

		490,900

INDUSTRIALS: 22.0%
2,400	A.O. Smith Corp. (b)	78,792
3,939	AAR Corp. (a)(b)	53,295
4,900	AGCO Corp. (a)(b)	256,809
5,000	Albany International Corp. - Class A (b)	145,000
10,114	Applied Industrial Technologies, Inc. (b)	244,455
10,800	Applied Signal Technology, Inc.	147,528
3,400	Barnes Group, Inc. (b)	78,506
3,578	Curtiss-Wright Corp. (b)	160,080
5,849	Esterline Technologies Corp. (a)(b)	288,122
5,018	Flowserve Corp.	685,961
1,000	Fluor Corp.	186,080
5,900	Hubbell Inc. - Class B (b)	235,233
4,900	Joy Global, Inc.	371,567
9,650	KBR, Inc.	336,881
3,600	Kennametal, Inc.	117,180
1,000	Lincoln Electric Holdings, Inc.	78,700
3,400	Manitowoc Co., Inc./The	110,602
4,883	Moog, Inc. (a)(b)	181,843
4,900	MSC Industrial Direct Co., Inc. - Class A (b)	216,139

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

INDUSTRIALS, Continued
9,400	Pentair, Inc. (b)	$329,188
8,949	Quanex Building Products Corp.	132,982
7,950	Quanta Services, Inc. (a)(b)	264,496
8,488	Robbins & Myers, Inc. (b)	423,296
3,700	Roper Industries, Inc. (b)	243,756
7,300	Shaw Group Inc./The (a)	451,067
3,300	SPX Corp.	434,709
11,000	Tetra Tech, Inc. (a)	248,820
12,470	Timken Co./The (b)	410,762
2,900	URS Corp. (a)	121,713
19,900	Vicor Corp.	198,602
15,504	Woodward Governor Co. (b)	552,873

		7,785,037

INFORMATION TECHNOLOGY: 11.7%
2,020	Anixter International, Inc. (a)(b)	120,170
10,500	ATMI, Inc. (a)	293,160
15,503	Avnet, Inc. (a)	422,922
9,800	Benchmark Electronics, Inc. (a)(b)	160,132
8,700	Cypress Semiconductor Corp. (a)(b)	215,325
7,215	Fidelity National Information Services, Inc.	266,305
15,800	Harmonic Inc. (a)	150,258
21,800	Ingram Micro Inc. - Class A (a)	386,950
14,810	Insight Enterprises, Inc. (a)	173,721
8,100	Intersil Corp. (b)	196,992
7,500	JDA Software Group, Inc. (a)	135,750
14,000	Microsemi Corp. (a)	352,520
10,100	NeuStar, Inc. - Class A (a)	217,756
18,000	Semtech Corp. (a)	253,260
7,700	Tech Data Corp. (a)	260,953
11,095	THQ, Inc. (a)(b)	224,785
32,200	Vishay Intertechnology, Inc. (a)	285,614

		4,116,573

MATERIALS: 12.7%
8,200	Albemarle Corp. (b)	327,262
3,592	AptarGroup, Inc.	150,684
3,500	Arch Chemicals, Inc.	116,025
3,600	Cytec Industries, Inc.	196,416
4,700	Deltic Timber Corp. (b)	251,497
9,000	FMC Corp.	696,960
4,800	H.B. Fuller Co. (b)	107,712
6,620	Lubrizol Corp./The	306,705
5,656	Minerals Technologies, Inc. (b)	359,665
3,300	OM Group, Inc. (a)	108,207
5,900	Packaging Corp of America (b)	126,909
7,000	Penford Corp.	104,160

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

MATERIALS, Continued
4,706	Reliance Steel & Aluminum Co. (b)	$362,786
11,000	Rock-Tenn Co. - Class A	329,890
10,691	RPM International, Inc. (b)	220,235
7,899	Schulman (A.), Inc. (b)	181,914
18,550	Sensient Technologies Corp.	522,368

		4,469,395

UTILITIES: 15.0%
2,000	Allegheny Energy, Inc.	100,220
6,400	Alliant Energy Corp.	219,264
9,600	American States Water Co.	335,424
16,470	Avista Corp.	353,446
6,700	Centerpoint Energy, Inc.	107,535
7,000	CMS Energy Corp.	104,300
8,500	DPL Inc. (b)	224,230
5,000	Equitable Resources, Inc.	345,300
5,500	IDACORP, Inc.	158,895
4,100	Integrys Energy Group, Inc.	208,403
15,400	MDU Resources Group, Inc.	536,844
8,250	New Jersey Resources Corp. (b)	269,363
6,056	OGE Energy Corp.	192,036
9,703	ONEOK, Inc.	473,797
14,839	Pepco Holdings, Inc.	380,620
7,300	Piedmont Natural Gas Co., Inc. (b)	190,968
29,410	Sierra Pacific Resources	373,801
8,984	UGI Corp. (b)	257,931
5,695	Unisource Energy Corp. (b)	176,602
5,700	Vectren Corp.	177,897
2,300	Wisconsin Energy Corp.	104,006

		5,290,882

Total Common Stocks
(Cost $26,028,960)		32,657,327

EXCHANGE TRADED FUND: 1.0%
14,000	UltraShort Oil & Gas ProShares	373,940

Total Exchange Traded Fund
(Cost $391,681)		373,940

SHORT TERM INVESTMENT: 6.8%
Money Market Investment: 6.8%
2,393,840	First American Prime Obligations Fund	2,393,840

Total Short Term Investment
(Cost $2,393,840)		2,393,840

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Principal Amount		Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 34.1%
CERTIFICATE OF DEPOSIT: 3.6%
$546,156	Bank of Scotland, 2.994%, 05/06/09	$544,814
546,156	Barclays Bank of New York, 2.971%, 03/16/09	546,036
182,052	Natixis of New York, 3.35%, 06/30/09	181,540

		1,272,390

COMMERCIAL PAPER: 6.5%
546,156	Allstate Life Global Funding, 3.053%, 03/20/09	546,156
989,157	KKR Atlantic Funding Trust, 2.833%, 03/25/09 (c)	847,702
364,104	Svenska Handelsbanken AB, 2.91%, 02/06/09	363,885
546,156	Wachovia Securities, Inc., 2.91%, 02/04/09	545,020

		2,302,763

Shares
MONEY MARKET INVESTMENTS: 2.8%
443,656	AIM Short-Term Liquid Assets Portfolio - Institutional Class	443,656
546,156	Reserve Primary Fund	546,156

		989,812

Principal Amount
REPURCHASE AGREEMENTS: 21.1%
$546,156	Credit Suisse, 2.60%, Dated 06/30/08, Due 07/01/08, (Collateralized by an Indymac IMJA Mortgage Loan Trust, 02/25/38, valued at $573,471. Repurchase proceeds are $546,195)	546,156
2,730,781	ING Financial, 2.75%, Dated 06/30/08, Due 07/01/08, (Collateralized by two Freddie Mac Conventional Loan Pools, 07/01/33 and 07/01/37, valued at $2,785,954. Repurchase proceeds are $2,730,988)	2,730,781
4,187,196	Morgan Stanley, 2.75%, Dated 06/30/08, Due 07/01/08, (Collateralized by a Fannie Mae Collateralized Mortgage Obligation, 11/25/35, valued at $4,291,224. Repurchase proceeds are $4,187,516)	4,187,196

		7,464,133

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $12,170,553)		12,029,098

TOTAL INVESTMENTS
(Cost $40,985,034), 134.4%		47,454,205
LIABILITIES IN EXCESS OF OTHER ASSETS, (34.4)%		(12,139,852)

TOTAL NET ASSETS, 100.0%		$35,314,353

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2008.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Funds’ Board of Trustees.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure at June 30, 2008

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Description	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted prices	$36,414,919	$—
Level 2 - Other significant observable inputs	10,191,584	—
Level 3 - Significant unobservable inputs	847,702	—

Total	$47,454,205	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$1,067,217	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(126,963)	—
Net purchases (sales/paydowns)	(92,552)	—
Transfers in and/or out of Level 3*	—	—

Balance as of 06/30/08	$847,702	$—

*	The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited)

Shares		Value

COMMON STOCKS: 87.5%
CLOSED END FUNDS: 1.3%
17,880	ACM Income Fund Inc.	$145,543
4,825	BlackRock Limited Duration Income Trust	73,822
3,740	BlackRock Preferred Opportunity Trust Fund	65,637
4,470	BlackRock Strategic Bond Trust	51,137
19,434	Calamos Convertible Opportunities and Income Fund	273,631
32,240	Nuveen Quality Preferred Income Fund II	323,045

		932,815

CONSUMER DISCRETIONARY: 5.7%
5,000	Cedar Fair, LP	93,950
53,200	Centerplate, Inc.	256,956
2,491	Cherokee, Inc.	50,194
10,000	Dominos Pizza, Inc. - Class A	115,000
40,000	McDonald’s Corp.	2,248,800
58,300	Regal Entertainment Group - Class A	890,824
26,000	Saks, Inc. (a)	285,480

		3,941,204

CONSUMER STAPLES: 17.2%
9,000	Alberto-Culver Co.	236,430
4,250	Altria Group, Inc.	87,380
22,000	Anheuser-Busch Companies, Inc.	1,366,640
1,600	Arctic Glacier Income Fund (b)	15,471
25,000	B & G Foods, Inc. - Class A	233,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

CONSUMER STAPLES, Continued
73,950	B & G Foods, Inc. - EIS	$1,257,150
7,035	H.J. Heinz & Co.	336,625
24,000	Hershey Co./The	786,720
28,000	Imperial Sugar Co.	434,840
7,000	Kimberly-Clark Corp.	418,460
17,812	Kraft Foods, Inc. - Class A	506,751
8,000	Lancaster Colony Corp.	242,240
12,526	Lorillard, Inc. (a)	866,298
4,250	Philip Morris International Inc.	209,907
10,160	Procter & Gamble Co./The	617,830
21,600	Reddy Ice Holdings, Inc.	295,488
5,346	Reynolds American, Inc.	249,498
20,000	Unilever Plc - ADR (b)	568,200
16,132	UST, Inc.	880,969
63,346	Vector Group Ltd.	1,021,771
20,500	Wal-Mart Stores, Inc.	1,152,100

		11,784,268

ENERGY: 12.7%
8,100	BP Plc - ADR (b)	563,517
4,400	Buckeye Partners LP	188,188
9,783	Chevron Corp.	969,789
9,000	Dorchester Minerals LP	286,200
7,500	Enbridge Energy Partners LP	377,325
3,700	Energy Transfer Partners LP	160,839
5,200	Enterprise Products Partners LP	153,608
16,938	Exxon Mobil Corp.	1,492,746
5,700	Kinder Morgan Energy Partners LP	317,661
11,250	Nustar Energy LP	533,137
17,000	Occidental Petroleum Corp.	1,527,620
1,200	ONEOK Partners, LP	67,080
24,806	Penn West Energy Trust (b)	839,435
9,800	Plains All American Pipeline LP	442,078
13,100	Precision Drilling Trust (b)	356,844
13,300	TEPPCO Partners LP	441,427

		8,717,494

FINANCIALS: 4.9%
66,070	Babcock & Brown Air Ltd - ADR (b)	659,378
17,952	Bank of America Corp.	428,514
5,901	Comerica, Inc.	151,243
17,870	First Commonwealth Financial Corp.	166,727
28,159	FirstMerit Corp.	459,273
5,935	NBT Bancorp, Inc.	122,321
7,709	Susquehanna Bancshares, Inc.	105,536
15,000	TD Ameritrade Holding Corp. (a)	271,350
6,067	Travelers Companies, Inc./The	263,308

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

FINANCIALS, Continued
46,050	Trustco Bank Corp.	$341,691
10,000	U.S. Bancorp	278,900
7,513	Whitney Holding Corp.	137,488

		3,385,729

HEALTH CARE: 3.5%
32,940	Bristol-Myers Squibb Co.	676,258
20,000	Health Management Associates, Inc. - Class A (a)	130,200
11,000	Johnson & Johnson	707,740
9,150	Merck & Co., Inc.	344,864
32,000	Pfizer Inc.	559,040

		2,418,102

INDUSTRIALS: 5.3%
1,400	3M Co.	97,426
3,600	Cooper Industries Ltd. (b)	142,200
25,000	Deluxe Corp.	445,500
5,940	Donnelley (R.R.) & Sons Co.	176,359
104,632	Eveready Income Fund (b)	365,294
6,122	Federal Signal Corp.	73,464
32,997	General Electric Co.	880,690
1,872	Honeywell International, Inc.	94,124
4,074	Landauer, Inc.	229,122
1,000	Macquarie Infrastructure Co. Trust	25,290
32,000	Olin Corp.	837,760
7,400	Standard Register Co./The	69,782
3,753	Weyerhaeuser Co.	191,928

		3,628,939

INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 5.6%
20,621	AT&T, Inc.	694,721
18,000	Citizens Communications Co.	204,120
55,900	Consolidated Communications Holdings, Inc.	832,351
242	FairPoint Communications, Inc.	1,745
17,000	Iowa Telecommunications Services, Inc.	299,370
20,000	Microsoft Corp.	550,200
12,867	Verizon Communications, Inc.	455,492
63,500	Windstream Corp.	783,590

		3,821,589

MATERIALS: 2.6%
36,000	Acadian Timber Income Fund (b)	379,524
8,000	Ashland Inc.	385,600
11,924	Domtar Corp. (a)	64,986
10,688	Dow Chemical Co./The	373,118
3,980	E.I. du Pont de Nemours and Co.	170,702
4,000	Southern Copper Corp.	426,520

		1,800,450

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

REITS: 14.1%
2,500	AmREIT	$17,875
8,914	Camden Property Trust	394,534
15,000	Cedar Shopping Centers Inc.	175,800
10,264	Colonial Properties Trust	205,485
2,000	Entertainment Properties Trust	98,880
11,000	Equity One, Inc.	226,050
26,631	First Industrial Realty Trust, Inc.	731,553
20,609	Glimcher Realty Trust	230,409
29,046	Health Care Property Investors, Inc.	923,953
11,612	Health Care REIT, Inc.	516,734
17,000	Healthcare Realty Trust, Inc.	404,090
101,313	HRPT Properties Trust	685,889
15,000	Lexington Realty Trust	204,450
15,385	Liberty Property Trust	510,013
4,838	Macerich Co./The	300,585
12,430	Mack-Cali Realty Corp.	424,733
38,879	Nationwide Health Properties, Inc.	1,224,300
16,973	Pennsylvania Real Estate Investment Trust	392,755
10,036	Sovran Self Storage, Inc.	417,096
24,492	Tanger Factory Outlet Centers, Inc.	879,997
3,500	Vornado Realty Trust	308,000
13,115	Washington Real Estate Investment Trust	394,106

		9,667,287

SHIPPING & TRANSPORTATION: 4.7%
70,400	Aries Maritime Transport Ltd. (b)	341,440
11,000	Arlington Tankers Ltd. (b)	255,420
20,000	Diana Shipping, Inc. (b)	614,200
15,100	Double Hull Tankers, Inc. (b)	151,453
6,000	Eagle Bulk Shipping, Inc. (b)	177,420
13,500	General Maritime Corp. (b)	350,730
55,000	Jazz Air Income Fund (b)	305,286
12,000	Knightsbridge Tankers Ltd. (b)	386,520
11,000	Nordic American Tanker Shipping Limited (b)	427,020
7,000	Ship Finance International Ltd. (b)	206,710

		3,216,199

UTILITIES: 9.9%
8,200	Amerigas Partners LP	261,170
15,000	Atmos Energy Corp.	413,550
4,536	Cleco Corp.	105,825
6,755	DTE Energy Co.	286,682
9,506	Duke Energy Corp.	165,214
12,452	Equitable Resources, Inc.	859,935
7,300	Ferrellgas Partners LP	143,664
17,500	Great Plains Energy Inc.	442,400
24,010	Hawaiian Electric Industries, Inc.	593,767

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

UTILITIES, Continued
7,977	Integrys Energy Group, Inc.	$405,471
11,986	National Fuel Gas Co.	712,927
4,682	NiSource, Inc.	83,902
8,396	Northwest Natural Gas Co.	388,399
4,000	OGE Energy Corp.	126,840
4,185	Pinnacle West Capital Corp.	128,773
10,329	Progress Energy, Inc.	432,062
4,753	Spectra Energy Corp.	136,601
11,200	Suburban Propane Partners LP	428,176
25,000	United Utilities Plc - ADR (b)	683,125

		6,798,483

Total Common Stocks
(Cost $60,740,633)		60,112,559

PREFERRED STOCKS: 0.1%
Financials: 0.05%
1,500	Bank Of America Corporation (a)	34,845

REITS: 0.05%
1,760	Public Storage	36,960

Total Preferred Stocks
(Cost $81,275)		71,805

SHORT TERM INVESTMENT: 11.7%
Money Market Investment: 11.7%
8,010,010	First American Prime Obligations Fund	8,010,010

Total Short Term Investment
(Cost $8,010,010)		8,010,010

TOTAL INVESTMENTS
(Cost $68,831,918), 99.3%		68,194,374
OTHER ASSETS IN EXCESS OF LIABILITIES, 0.7%		480,516

TOTAL NET ASSETS, 100.0%		$68,674,890

(a)	Non Income Producing.
(b)	Foreign Security.
ADR	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure at June 30, 2008

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Description	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted prices	$68,194,374	$—
Level 2 - Other significant observable inputs	—	—
Level 3 - Significant unobservable inputs	—	—

Total	$68,194,374	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited)

Principal Amount		Coupon Rate	Maturity Date		Value

CORPORATE BONDS: 36.2%
CONSUMER DISCRETIONARY: 4.1%
$300,000	Anheuser-Busch Cos, Inc.	9.000%	12/01/2009		$314,632
544,504	FedEx Corp.	7.020%	01/15/2016		563,562
500,000	Home Depot, Inc.	5.400%	03/01/2016	(b)	459,127
500,000	Marriott International Inc.	5.625%	02/15/2013		470,375
500,000	Time Warner, Inc.	6.875%	05/01/2012		511,525

					2,319,221

CONSUMER STAPLES: 1.9%
250,000	Campbell Soup Co.	8.875%	05/01/2021		326,073
500,000	PepsiCo, Inc.	5.000%	06/01/2018		487,831
250,000	WM Wrigley Jr Co.	4.650%	07/15/2015		242,182

					1,056,086

EDUCATION: 1.8%
1,000,000	President and Fellows of Harvard College	6.300%	10/01/2037		1,041,010

ENERGY: 2.9%
130,000	Burlington Resources, Inc.	8.200%	03/15/2025		157,710
200,000	Conoco Phillips	9.375%	02/15/2011		224,358
100,000	Louisiana Land & Exploration	7.650%	12/01/2023		118,569
325,000	Noble Corp.	6.950%	03/15/2009		331,087

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date		Value

ENERGY, Continued
$300,000	Northern State Power (A Minnesota Corporation)	8.000%	08/28/2012		$335,340
500,000	Valero Energy Corp.	6.125%	06/15/2017		482,892

					1,649,956

FINANCIALS: 20.7%
456,000	American Capital Equity II	8.500%	07/01/2030		472,057
250,000	American General Finance	6.900%	12/15/2017		217,891
500,000	Bank of America Corp.	7.250%	10/15/2025		506,947
130,000	Bank of America Corp.	7.800%	02/15/2010		135,682
375,000	BB&T Corp.	5.200%	12/23/2015	(b)	346,020
500,000	Berkshire Hathaway	4.750%	05/15/2012	(b)	506,853
250,000	CIT Group Inc.	6.125%	08/15/2016		170,078
500,000	First Tennessee Bank	2.779%	05/18/2009	(a)	478,909
400,000	General Electric Capital Corp.	4.000%	09/12/2011	(a)	398,821
250,000	General Electric Capital Corp.	5.310%	02/01/2011		250,232
200,000	General Electric Capital Corp.	5.375%	06/15/2015		198,208
500,000	General Electric Capital Corp.	5.500%	11/15/2011		502,152
500,000	General Electric Capital Corp.	5.500%	10/06/2017		471,275
325,000	General Electric Capital Franchise Finance	7.100%	11/30/2026		335,987
250,000	Goldman Sachs Group, Inc.	5.350%	01/15/2016		238,013
500,000	Goldman Sachs Group, Inc.	5.625%	01/15/2017		463,278
340,000	JP Morgan Chase & Co.	7.000%	11/15/2009		347,534
500,000	JP Morgan Chase Bank	6.700%	08/15/2008		502,242
250,000	Lehman Brothers Holdings, Inc.	2.680%	09/08/2008	(a)	249,518
250,000	Lehman Brothers Holdings, Inc.	3.310%	07/14/2008	(a)	249,973
500,000	Lehman Brothers Holdings, Inc.	7.000%	09/28/2037		402,964
500,000	Lehman Brothers Holdings, Inc.	7.875%	08/15/2010		514,431
250,000	National City Bank	2.928%	01/21/2010	(a)	225,884
250,000	National Rural Utilities Cooperative	5.450%	04/10/2017		244,061
595,000	NB Capital Trust IV	8.250%	04/15/2027		597,148
731,359	New Valley Generation II	5.572%	05/01/2020		772,147
200,000	Regions Financial Corp.	7.750%	09/15/2024		203,425
300,000	Republic New York Corp.	9.700%	02/01/2009		308,283
250,000	Salomon Smith Barney Holdings, Inc.	7.300%	08/01/2013		279,405
325,000	Suntrust Banks, Inc.	6.000%	02/15/2026		271,269
300,000	Susa Partnership L P	7.500%	12/01/2027		337,798
500,000	Toyota Motor Credit Corp.	5.750%	02/17/2017	(b)	496,825

					11,695,310

HEALTH CARE: 1.3%
500,000	Amgen Inc.	6.150%	06/01/2018		502,527
250,000	Bard (C.R.) Inc.	6.700%	12/01/2026		254,807

					757,334

INDUSTRIALS: 0.6%
300,000	Thomas & Betts Corp.	7.250%	06/01/2013		305,453

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date		Value

MATERIALS: 0.5%
$300,000	Vulcan Materials	6.400%	11/30/2017		$296,267

UTILITIES: 2.4%
300,000	Duke Energy Corp.	4.200%	10/01/2008	(b)	300,430
300,000	National Rural Utilities	6.550%	11/01/2018		315,648
500,000	Pacificorp	5.545%	09/15/2013		510,473
250,000	Rochester Gas & Electric Corp.	5.840%	12/22/2008		251,891

					1,378,442

Total Corporate Bonds
(Cost $21,480,887)					20,499,079

MUNICIPAL BOND: 0.5%
275,000	Florida State Municipal Power Agency	6.421%	10/01/2025	(a)	275,000

Total Municipal Bond
(Cost $275,000)					275,000

U.S. GOVERNMENT AGENCY OBLIGATIONS: 54.5%
Federal Home Loan Mortgage Corporation Mortgage Backed Securities: 3.3%
250,000	Series 2668, Class OE	5.000%	10/15/2028		253,449
750,000	Series 3165, Class NC	5.500%	01/15/2032		756,772
155,773	Series R006, Class AK	5.750%	12/15/2018		159,095
710,000	Series 3165, Class GC	6.000%	05/15/2032		729,774

					1,899,090

Federal Home Loan Mortgage Corporation Gold Certificate: 0.4%
222,693	Pool #G0-2940	5.500%	05/01/2037		219,596

Federal National Mortgage Association Mortgage Backed Securities: 0.7%
105,755	Series 2004-29, Class WS	6.490%	02/25/2019	(a)	89,966
300,000	Series 2006-63, Class QD	5.500%	02/25/2030		305,513

					395,479

Federal Farm Credit Bank: 9.3%
250,000		5.375%	03/20/2014		253,396
250,000		5.375%	01/25/2023		245,071
500,000		5.550%	05/02/2022		505,009
500,000		5.600%	11/21/2022		500,889
455,000		5.850%	12/15/2020		464,286
500,000		5.950%	09/20/2027		507,470
500,000		6.050%	10/26/2021		510,114
250,000		6.100%	11/27/2015		255,389
1,000,000		6.200%	06/28/2022	(b)	1,032,105
1,000,000		6.500%	07/20/2021	(b)	1,024,937

					5,298,666

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Principal Amount	Coupon Rate	Maturity Date		Value

Federal Home Loan Bank: 12.7%
$250,000	5.190%	03/02/2011		$253,241
500,000	5.300%	03/13/2018		499,756
300,000	5.340%	04/27/2011		304,925
245,000	5.350%	01/25/2023		239,916
300,000	5.370%	03/19/2018		300,082
275,000	5.500%	10/27/2016		280,575
1,085,000	5.500%	01/25/2023	(b)	1,071,338
250,000	5.625%	08/28/2013		256,134
100,000	5.730%	03/22/2019		100,031
1,000,000	5.750%	05/13/2019	(b)	1,011,968
500,000	6.000%	07/02/2015	(a)	460,000
500,000	6.000%	07/10/2018	(a)	439,550
500,000	6.000%	09/15/2021		506,880
1,000,000	6.000%	11/28/2022	(b)	990,878
500,000	7.250%	01/30/2023	(a)	466,250

				7,181,524

Federal Home Loan Mortgage Corporation: 14.2%
300,000	4.250%	06/18/2018	(a)	300,071
305,000	5.000%	01/27/2014		305,066
100,000	5.000%	04/01/2014		100,021
145,000	5.000%	11/14/2014		145,030
100,000	5.000%	07/29/2016		99,507
500,000	5.000%	06/17/2019		508,073
250,000	5.125%	03/04/2014		250,055
1,000,000	5.200%	03/05/2019	(b)	988,360
250,000	5.250%	12/12/2017		249,031
300,000	5.500%	11/24/2015		300,077
250,000	5.500%	12/12/2017		250,072
170,000	5.500%	03/18/2019		170,048
500,000	5.625%	01/09/2018		500,182
500,000	5.750%	01/23/2017		506,034
100,000	5.875%	03/06/2037		99,877
300,000	6.000%	06/15/2017		306,686
200,000	6.000%	02/23/2021	(b)	201,894
500,000	6.000%	10/20/2021		510,503
500,000	6.000%	08/22/2022		512,153
250,000	6.000%	08/15/2027		254,359
675,000	6.050%	08/22/2022		693,276
500,000	6.200%	06/26/2017		512,498
300,000	6.350%	07/11/2017		300,273

				8,063,146

Federal National Mortgage Association: 13.9%
500,000	5.000%	02/13/2023		498,117
118,000	5.125%	07/16/2018		117,157
405,000	5.200%	08/24/2017		403,962

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Principal Amount	Coupon Rate	Maturity Date		Value

Federal National Mortgage Association, Continued
$100,000	5.250%	07/28/2018		$99,644
500,000	5.350%	03/21/2023	(b)	490,594
750,000	5.375%	04/11/2022		750,284
100,000	5.670%	05/16/2025		98,735
500,000	5.750%	09/22/2020		500,666
500,000	5.850%	02/24/2028		491,139
250,000	6.000%	05/12/2016	(b)	254,623
250,000	6.000%	04/28/2021		258,351
400,000	6.000%	09/20/2021		408,936
1,000,000	6.000%	04/20/2022	(b)	1,004,538
500,000	6.000%	06/23/2023		500,883
1,000,000	6.000%	03/21/2025	(b)	1,001,446
470,000	6.160%	10/06/2021		472,958
500,000	6.200%	05/09/2022		501,476

				7,853,509

Total U.S. Government Agency Obligations
(Cost $30,451,104)				30,911,010

Shares
COMMON STOCKS: 2.8%
CONSUMER DISCRETIONARY: 0.1%
6,500	Centerplate, Inc. (b)			31,395

CONSUMER STAPLES: 0.5%
16,500	Arctic Glacier Income Fund (d)			159,547
7,000	B & G Foods, Inc. - Class A			119,000
1,900	Reddy Ice Holdings, Inc. (b)			25,992

				304,539

FINANCIALS: 0.1%
6,000	Babcock & Brown Air Ltd - ADR (a)(d)			59,880
1,500	Lexington Realty Trust (b)			20,445

				80,325

REITS: 0.6%
8,000	Glimcher Realty Trust (b)			159,920
2,000	Health Care Property Investors, Inc. (b)			63,620
5,000	HRPT Property Trust (b)			120,650

				344,190

SHIPPING & TRANSPORTATION: 0.5%
16,600	Aries Maritime Transport Ltd. (d)			80,510
8,000	Double Hull Tankers, Inc. (b)(d)			80,240
25,000	Jazz Air Income Fund (d)			138,766

				299,516

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares				Value

TELECOMMUNICATION SERVICES: 0.7%
4,000	Consolidated Communications Holdings, Inc. (b)			$59,560
8,000	Iowa Telecommunications Services, Inc. (b)			140,880
14,500	Windstream Corp. (b)			178,930

				379,370

UTILITIES: 0.3%
4,400	Ferrellgas Partners LP			86,592
1,500	Suburban Propane Partners LP			57,345

				143,937

Total Common Stocks
(Cost $1,971,344)				1,583,272

PREFERRED STOCKS: 4.2%
Closed End: 2.2%		Rate
10	Advent Claymore Convertable Security	3.719%	(a)	250,000
4	Blackrock Preferred Income Strategy Fund	3.719%	(a)	100,000
6	Eaton Vance Floating-Rate Income Trust Preferred Auction Series B	3.930%	(a)	150,000
9	Eaton Vance Limited Duration Income Fund Series B	3.503%	(a)	225,000
7	Eaton Vance Limited Duration Income Fund Series C	3.548%	(a)	175,000
7	Eaton Vance Limited Duration Income Fund Series D	3.503%	(a)	175,000
7	Eaton Vance Limited Duration Income Fund Series E	3.563%	(a)	175,000

				1,250,000

Consumer Discretionary: 0.4%
9,500	CBS Corp.			200,450

Financials: 1.3%
2,000	Barclays Bank Plc (d)			42,120
8,700	Citigroup Capital XVII (b)			153,729
4,000	Citigroup Capital XIX			84,640
5,000	Merrill Lynch & Co. (b)			116,000
6,000	Merrill Lynch Capital Trust II. (b)			104,700
5,000	Regions Financing Trust III (b)			113,750
8,000	Royal Bank of Scotland Group Plc, ADR (d)			148,960

				763,899

Utilities: 0.3%
6,000	Xcel Energy Inc			148,020

Total Preferred Stocks
(Cost $2,589,280)				2,362,369

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value

SHORT-TERM INVESTMENT: 0.6%
Money Market Investment: 0.6%
320,161	First American Prime Obligations Fund	$320,161

Total Short Term Investment
(Cost $320,161)		320,161

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 20.6%
CERTIFICATE OF DEPOSIT: 2.3%
$550,688	Bank of Scotland, 2.994%, 05/06/09	549,333
550,688	Barclays Bank of New York, 2.971%, 03/16/09	550,567
183,563	Natixis of New York, 3.35%, 06/30/09	183,047

		1,282,947

COMMERCIAL PAPER: 3.3%
550,688	Allstate Life Global Funding, 3.053%, 03/20/09	550,688
479,317	KKR Atlantic Funding Trust, 2.833%, 03/25/09 (c)	419,346
367,125	Svenska Handelsbanken AB, 2.91%, 02/06/09	366,905
550,688	Wachovia Securities, Inc., 2.91%, 02/04/09	549,543

		1,886,482

Shares
MONEY MARKET INVESTMENTS: 1.7%
447,337	AIM Short-Term Liquid Assets Portfolio - Institutional Class	447,337
550,688	Reserve Primary Fund	550,688

		998,025

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Principal Amount		Value

REPURCHASE AGREEMENTS: 13.3%
$550,688	Credit Suisse, 2.60%, Dated 06/30/08, Due 07/01/08, (Collateralized by an Indymac IMJA Mortgage Loan Trust, 02/25/38, valued at $578,231. Repurchase proceeds are $550,728)	$550,688
2,753,440	ING Financial, 2.75%, Dated 06/30/08, Due 07/01/08, (Collateralized by two Freddie Mac Conventional Loan Pools, 07/01/33 and 07/01/37, valued at $2,809,073. Repurchase proceeds are $2,753,651)	2,753,440
4,221,942	Morgan Stanley, 2.75%, Dated 06/30/08, Due 07/01/08, (Collateralized by a Fannie Mae Collateralized Mortgage Obligation, 11/25/35, valued at $4,326,832. Repurchase proceeds are $4,222,265)	4,221,942

		7,526,070

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $11,753,495)		11,693,524

TOTAL INVESTMENTS
(Cost $68,841,271), 119.4%		67,644,415
LIABILITIES IN EXCESS OF OTHER ASSETS, (19.4)%		(10,985,689)

TOTAL NET ASSETS, 100.0%		$56,658,726

(a)	Variable Rate.
(b)	This security or portion of this security is out on loan at June 30, 2008.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Funds’ Board of Trustees.
(d)	Foreign Security.
ADR	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

FAS 157 – Summary of Fair Value Exposure at June 30, 2008

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Fund’s fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Description	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted prices	$4,013,827	$—
Level 2 - Other significant observable inputs	63,211,242	—
Level 3 - Significant unobservable inputs	419,346	—

Total	$67,644,415	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$518,020	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(53,827)	—
Net purchases (sales/paydowns)	(44,847)	—
Transfers in and/or out of Level 3*	—	—

Balance as of 06/30/08	$419,346	$—

*	The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2008 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

ASSETS
Investments in securities at cost	$54,724,046	$59,011,968	$46,511,771

Investments in securities at value (Including $11,861,441, $15,232,673, $13,208,894 of securities loaned, respectively)	$60,345,156	$61,774,299	$49,729,468
Cash	145	146	—
Receivables:
Fund shares sold	112,847	92,820	109,923
Securities sold	—	48,136	—
Dividends and interest	31,686	1,440,904	13,170
Prepaid expenses	11,954	12,983	12,597

Total assets	60,501,788	63,369,288	49,865,158

LIABILITIES
Payable upon return of securities loaned	12,064,070	15,544,317	13,623,258
Payables:
Fund shares redeemed	107,060	101,469	39,511
Advisory fees	19,371	18,135	7,818
Service Fees	6,117	6,170	4,604
Administration fees	6,350	7,983	6,632
Distribution fees	30,866	31,857	22,276
Accrued expenses	26,326	26,315	38,099

Total liabilities	12,260,160	15,736,246	13,742,198

NET ASSETS	$48,241,628	$47,633,042	$36,122,960

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	2,457,892	1,835,384	1,116,505

Net asset value per share	$19.63	$25.95	$32.35

Maximum offering price per share* (Net asset value divided by 94.25%)	$20.83	$27.53	$34.32

COMPONENTS OF NET ASSETS
Paid in capital	$44,851,545	$45,996,366	$35,714,337
Undistributed net investment income	50,420	282,604	—
Accumulated net realized loss on investments	(2,281,447)	(1,408,259)	(2,809,074)
Net unrealized appreciation on:
Investments	5,621,110	2,762,331	3,217,697

Net assets	$48,241,628	$47,633,042	$36,122,960

*	Redemption price per share is equal to net asset value less any applicable sales charge.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2008 (Unaudited)

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio

ASSETS
Investments in securities at cost	$40,985,034	$68,831,918	$68,841,271

Investments in securities at value (Including $11,565,911, $0 and $11,661,886 of securities loaned, respectively	$47,454,205	$68,194,374	$67,644,415
Cash	584	3,920	3,690
Receivables:
Fund shares sold	97,238	93,024	124,430
Securities sold	—	262,755	—
Dividends and interest	38,325	277,705	745,687
Prepaid expenses	12,794	12,645	13,968

Total assets	47,603,146	68,844,423	68,532,190

LIABILITIES
Payable upon return of securities loaned	12,170,553	—	11,753,495
Payables:
Fund shares redeemed	36,168	32,661	35,495
Advisory fees	21,704	35,572	6,308
Service Fees	4,463	8,735	7,002
Administration fees	6,559	10,510	7,776
Distribution fees	21,724	44,601	36,151
Accrued expenses	27,622	37,454	27,237

Total liabilities	12,288,793	169,533	11,873,464

NET ASSETS	$35,314,353	$68,674,890	$56,658,726

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	869,830	2,627,609	2,210,460

Net asset value per share	$40.60	$26.14	$25.63

Maximum offering price per share* (Net asset value divided by 94.25%)	$43.08	$27.73	$27.19

COMPONENTS OF NET ASSETS
Paid in capital	$33,833,920	$69,668,847	$58,391,642
Undistributed net investment income	45,636	364,376	90,299
Accumulated net realized loss on investments	(5,034,374)	(720,789)	(626,359)
Net unrealized appreciation (depreciation) on:
Investments	6,469,171	(637,544)	(1,196,856)

Net assets	$35,314,353	$68,674,890	$56,658,726

*	Redemption price per share is equal to net asset value less any applicable sales charge.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2008 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

INVESTMENT INCOME
Income
Dividends	$316,031 (1)	$550,170 (1)	$97,026
Interest	11,918	23,400	15,603
Income from securities lending	20,404	23,507	22,758

Total income	348,353	597,077	135,387

Expenses
Advisory fees	122,439	128,875	92,660
12b-1 fees (Note 3)	61,219	64,437	46,330
Service fees	36,732	38,662	27,798
Fund accounting fees	14,631	15,713	13,564
Administration fees	21,623	23,871	17,293
Transfer agent fees	18,248	19,210	19,316
Registration expense	9,289	10,353	9,582
Audit fees	9,281	9,526	9,576
Custody fees	5,282	5,756	4,410
Legal fees	5,961	7,179	7,214
Reports to shareholders	4,118	4,433	3,172
Trustee fees	3,122	3,497	2,982
Insurance expense	910	1,092	960
Miscellaneous	1,941	2,271	2,338

Total expenses	314,796	334,875	257,195
Less: expenses waived and reimbursed (Note 3)	(8,699)	(12,689)	(7,012)
Add: interest expenses (Note 6)	487	726	3,909

Net expenses	306,584	322,912	254,092

Net investment income (loss)	41,769	274,165	(118,705)

REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:
Net realized loss on:
Investments	(1,102,896)	(1,581,930)	(1,451,725)
Change in net unrealized appreciation/depreciation on:
Investments	(1,678,759)	(4,783,425)	(1,432,237)

Net realized and unrealized loss on investments	(2,781,655)	(6,365,355)	(2,883,962)

Net decrease in net assets resulting from operations	$(2,739,886)	$(6,091,190)	$(3,002,667)

(1)	Net of foreign tax withheld of $49 for Large Growth Portfolio and $125 for Large Value Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2008 (Unaudited)

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio

INVESTMENT INCOME
Income
Dividends	$254,567	$1,767,462 (1)	$157,722
Interest	18,680	96,145	1,460,633
Income from securities lending	22,420	—	14,965

Total income	295,667	1,863,607	1,633,320

Expenses
Advisory fees	90,331	230,148	115,852
12b-1 fees (Note 3)	45,165	88,518	72,407
Service fees	27,099	53,111	43,444
Fund accounting fees	15,638	19,464	22,399
Administration fees	16,894	30,871	25,347
Transfer agent fees	18,364	19,096	16,478
Registration expense	9,246	10,827	10,288
Audit fees	9,277	9,131	9,377
Custody fees	6,870	8,027	5,993
Legal fees	6,826	8,547	6,649
Reports to shareholders	3,287	6,199	4,906
Trustee fees	3,013	4,308	3,481
Insurance expense	1,092	1,274	960
Miscellaneous	2,088	2,644	2,123

Total expenses	255,190	492,165	339,704
Less: expenses waived and reimbursed (Note 3)	(11,298)	(14,166)	(79,038)
Add: interest expenses (Note 6)	6,139	—	—

Net expenses	250,031	477,999	260,666

Net investment income	45,636	1,385,608	1,372,654

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	(2,644,307)	(756,892)	20,261
Change in net unrealized appreciation/depreciation on:
Investments	(302,690)	(5,748,997)	(1,358,122)

Net realized and unrealized loss on investments and foreign currency	(2,946,997)	(6,505,889)	(1,337,861)

Net increase (decrease) in net assets resulting from operations	$(2,901,361)	$(5,120,281)	$34,793

(1)	Net of foreign tax withheld of $31,271 for Dividend & Income Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth Portfolio		Large Value Portfolio
	Six Months Ended 6/30/2008(1)	Year Ended 12/31/2007	Six Months Ended 6/30/2008(1)	Year Ended 12/31/2007

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$41,769	$20,261	$274,165	$729,635
Net realized gain (loss) on:
Investments	(1,102,896)	1,139,358	(1,581,930)	476,892
Change in net unrealized appreciation/ depreciation on investments	(1,678,759)	2,743,543	(4,783,425)	645,048

Net increase (decrease) in net assets resulting from operations	(2,739,886)	3,903,162	(6,091,190)	1,851,575

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(11,592)	—	(720,330)
From net realized gain	—	(1,109,970)	—	(1,232,979)

Total distributions to shareholders	—	(1,121,562)	—	(1,953,309)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,419,028	13,186,097	3,647,082	13,160,044
Proceeds from reinvestment of distribution	—	1,100,206	—	1,911,865
Cost of shares redeemed	(7,355,066)	(7,273,125)	(9,164,288)	(10,696,756)
Redemption fees	2,236	831	3,581	1,344

Net increase (decrease) in net assets resulting from share transactions	(2,933,802)	7,014,009	(5,513,625)	4,376,497

Total increase (decrease) in net assets	(5,673,688)	9,795,609	(11,604,815)	4,274,763

NET ASSETS
Beginning of year	53,915,316	44,119,707	59,237,857	54,963,094

End of year	$48,241,628	$53,915,316	$47,633,042	$59,237,857

Undistributed net investment income	$50,420	$8,651	$282,604	$8,439

CHANGE IN SHARES
Shares sold	228,568	643,612	133,891	431,240
Shares issued on reinvestment of distribution	—	53,642	—	66,709
Shares redeemed	(381,354)	(354,010)	(341,872)	(348,560)

Net increase (decrease)	(152,786)	343,244	(207,981)	149,389

(1)	Unaudited

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Mid/Small Growth Portfolio		Mid/Small Value Portfolio
	Six Months Ended 6/30/2008(1)	Year Ended 12/31/2007	Six Months Ended 6/30/2008(1)	Year Ended 12/31/2007

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(118,705)	$(339,731)	$45,636	$213,157
Net realized gain (loss) on:
Investments	(1,451,725)	5,011,772	(2,644,307)	1,794,064
Change in net unrealized appreciation/ depreciation on investments	(1,432,237)	(782,661)	(302,690)	(2,575,618)

Net increase (decrease) in net assets resulting from operations	(3,002,667)	3,889,380	(2,901,361)	(568,397)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(211,577)
From net realized gain	—	(6,126,624)	—	(7,774,961)
From paid in capital	—	(15,213)	—	(36,595)

Total distributions to shareholders	—	(6,141,837)	—	(8,023,133)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,770,263	14,576,666	3,383,264	15,104,738
Proceeds from reinvestment of distribution	—	5,983,807	—	7,759,661
Cost of shares redeemed	(17,670,176)	(12,121,431)	(16,769,713)	(16,167,069)
Redemption fees	706	972	707	1,253

Net increase (decrease) in net assets resulting from share transactions	(13,899,207)	8,440,014	(13,385,742)	6,698,583

Total increase (decrease) in net assets	(16,901,874)	6,187,557	(16,287,103)	(1,892,947)

NET ASSETS
Beginning of year	53,024,834	46,837,277	51,601,456	53,494,403

End of year	$36,122,960	$53,024,834	$35,314,353	$51,601,456

Undistributed net investment income	$—	$—	$45,636	$—

CHANGE IN SHARES
Shares sold	116,787	398,414	84,567	291,528
Shares issued on reinvestment of distribution	—	181,108	—	185,327
Shares redeemed	(586,528)	(327,271)	(445,983)	(314,421)

Net increase (decrease)	(469,741)	252,251	(361,416)	162,434

(1)	Unaudited

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Dividend & Income Portfolio		Intermediate Fixed Income Portfolio
	Six Months Ended 6/30/2008(1)	Year Ended 12/31/2007	Six Months Ended 6/30/2008(1)	Year Ended 12/31/2007

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,385,608	$3,720,162	$1,372,654	$2,396,348
Net realized gain (loss) on:
Investments	(756,892)	1,755,504	20,261	(17,534)
Foreign currency	—	(2,717)	—	143
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	(5,748,997)	(4,387,134)	(1,358,122)	215,947

Net increase (decrease) in net assets resulting from operations	(5,120,281)	1,085,815	34,793	2,594,904

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,550,776)	(3,543,840)	(1,482,427)	(2,320,831)
From net realized gain	—	(141,575)	—	—
From paid in capital	—	(191,895)	—	—

Total distributions to shareholders	(1,550,776)	(3,877,310)	(1,482,427)	(2,320,831)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,233,993	21,907,421	9,358,517	16,568,858
Proceeds from reinvestment of distribution	1,461,416	3,668,865	1,438,753	2,233,918
Cost of shares redeemed	(6,834,672)	(13,969,952)	(8,697,357)	(9,303,127)
Redemption fees	710	15,453	5,752	2,686

Net increase in net assets resulting from share transactions	861,447	11,621,787	2,105,665	9,502,335

Total increase (decrease) in net assets	(5,809,610)	8,830,292	658,031	9,776,408

NET ASSETS
Beginning of year	74,484,500	65,654,208	56,000,695	46,224,287

End of year	$68,674,890	$74,484,500	$56,658,726	$56,000,695

Undistributed net investment income	$364,376	$529,544	$90,299	$200,072

CHANGE IN SHARES
Shares sold	226,456	721,638	355,121	631,620
Shares issued on reinvestment of distribution	54,207	122,601	55,598	85,615
Shares redeemed	(249,431)	(457,058)	(331,017)	(354,593)

Net increase	31,232	387,181	79,702	362,642

(1)	Unaudited

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
	Large Growth Portfolio
	Six Months Ended 06/30/08(1)		Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03

Net asset value, beginning of period	$20.65		$19.46	$17.76		$17.40	$16.46	$13.38

Income from investment operations:
Net investment income (loss)	0.02		0.01	(0.01	)(2)	0.03	0.09	0.02
Net realized and unrealized gain (loss) on investments	(1.04)		1.62	1.71		0.36	0.92	3.08

Total from investment operations	(1.02)		1.63	1.70		0.39	1.01	3.10

Less distributions:
From net investment income	—		(0.01)	(0.00	)(3)	(0.03)	(0.08)	(0.02)
From net realized gain	—		(0.43)	—		—	—	—
Return of capital	—		—	—		—	—	(0.01)

Total distributions	—		(0.44)	(0.00)		(0.03)	(0.08)	(0.03)

Paid in capital from redemption fees (Note 2)	0.00	(3)	0.00 (3)	0.00	(3)	0.00 (3)	0.01	0.01

Net asset value, end of period	$19.63		$20.65	$19.46		$17.76	$17.40	$16.46

Total return	(4.99	)%(4)	8.38%	9.59%		2.24%	6.22%	23.21%

Ratios/supplemental data:
Net assets, end of period (millions)	$48.2		$53.9	$44.1		$23.7	$20.6	$19.0

Portfolio turnover rate	31.41	%(4)	81.88%	87.06%		11.97%	36.04%	38.72%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.29	%(5)	1.23%	1.22%		1.26%	1.30%	1.28%
After fees waived and expenses absorbed/recouped	1.25	%(5)	1.24%	1.25%		1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	0.14	%(5)	0.04%	(0.03)%		0.17%	0.50%	0.09%
After fees waived and expenses absorbed/recouped	0.18	%(5)	0.05%	(0.06)%		0.18%	0.55%	0.12%

(1)	Unaudited.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Value Portfolio
	Six Months Ended 06/30/08(1)		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03

Net asset value, beginning of period	$28.99		$29.02	$26.55	$24.57	$21.78	$17.27

Income from investment operations:
Net investment income	0.15		0.37	0.34	0.21	0.16	0.15
Net realized and unrealized gain (loss) on investments	(3.19)		0.59	4.68	2.00	2.73	4.51

Total from investment operations	(3.04)		0.96	5.02	2.21	2.89	4.66

Less distributions:
From net investment income	—		(0.37)	(0.38)	(0.23)	(0.11)	(0.15)
From net realized gain	—		(0.62)	(2.17)	—	—	—
Return of capital	—		—	—	—	—	(0.02)

Total distributions	—		(0.99)	(2.55)	(0.23)	(0.11)	(0.17)

Paid in capital from redemption fees (Note 2)	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.01	0.02

Net asset value, end of period	$25.95		$28.99	$29.02	$26.55	$24.57	$21.78

Total return	(10.49	)%(3)	3.34%	18.92%	9.01%	13.32%	27.10%

Ratios/supplemental data:
Net assets, end of period (millions)	$47.6		$59.2	$55.0	$29.5	$25.0	$22.5

Portfolio turnover rate	28.06	%(3)	20.23%	66.89%	24.48%	86.66%	62.52%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.30	%(4)	1.20%	1.18%	1.18%	1.25%	1.22%
After fees waived and expenses recouped	1.25	%(4)	1.20%	1.18%	1.18%	1.25%	1.25%

Ratio of net investment income to average net assets:
Before fees waived and expenses recouped	1.05	%(4)	1.23%	1.42%	0.91%	0.69%	0.88%
After fees waived and expenses recouped	1.10	%(4)	1.23%	1.42%	0.91%	0.69%	0.85%

(1)	Unaudited.
(2)	Less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Growth Portfolio
	Six Months Ended 06/30/08(1)		Year Ended 12/3107		Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03

Net asset value, beginning of period	$33.43		$35.11		$37.05		$33.89	$29.16	$21.76

Income from investment operations:
Net investment loss	(0.11	)(3)	(0.21	)(3)	(0.18	)(2)	(0.14)	(0.20)	(0.18)
Net realized and unrealized (loss) gain on investments	(0.97)		2.97		1.26		3.30	4.92	7.56

Total from investment operations	(1.08)		2.76		1.08		3.16	4.72	7.38

Less distributions:
From net realized gain	—		(4.43)		(3.02)		—	—	—
From paid in capital	—		(0.01)		—		—	—	—

Total distributions	—		(4.44)		(3.02)		—	—	—

Paid in capital from redemption fees (Note 2)	0.00	(4)	0.00	(4)	0.00	(4)	0.00 (4)	0.01	0.02

Net asset value, end of period	$32.35		$33.43		$35.11		$37.05	$33.89	$29.16

Total return	(3.26	)%(5)	8.00%		2.80%		9.32%	16.22%	34.01%

Rations/supplemental date:
Net assets, end of period (millions)	$36.1		$53.0		$46.8		$33.0	$24.9	$20.5

Portfolio turnover rate	26.81	%(5)	121.40%		85.04%		9.67%	61.53%	51.19%

Ratio of expenses to average net assets
Before fees waived and expenses absorbed/recouped	1.41	%(6)(7)	1.23%		1.20%		1.19%	1.29%	1.27%
After fees waived and expenses absorbed/recouped	1.37	%(6)(7)	1.23%		1.20%		1.19%	1.35%	1.35%

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed/recouped	(0.68	)%(6)	(0.66)%		(0.48)%		(0.44)%	(0.62)%	(0.67)%
After fees waived and expenses absorbed/recouped	(0.64	)%(6)	(0.66)%		(0.48)%		(0.44)%	(0.68)%	(0.75)%

(1)	Unaudited.
(2)	Net investment loss per share is calculated by dividing net investment loss by the average shares outstanding throughout the period.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Less than $0.01 per share.
(5)	Not annualized.
(6)	Annualized.
(7)	The expense ratio includes interest expense of 0.02%, which is not subject to the Portfolio’s expense cap.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Value Portfolio
	Six Months Ended 06/30/08(1)		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03

Net asset value, beginning of period	$41.91		$50.05	$45.50	$43.29	$36.70	$26.79

Income from investment operations:
Net investment income (loss)	0.06		0.20	0.17	0.08	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	(1.37)		(0.60)	5.86	4.98	7.74	9.86

Total from investment operations	(1.31)		(0.40)	6.03	5.06	7.72	9.90

Less distributions:
From net investment income	—		(0.20)	(0.20)	(0.08)	(0.04)	(0.01)
From net realized gain	—		(7.50)	(1.28)	(2.78)	(1.10)	—
From paid in capital	—		(0.04)	—	—	—	—

Total distributions	—		(7.74)	(1.48)	(2.86)	(1.14)	(0.01)

Paid in capital from redemption fees (Note 2)	0.00	(2)	0.00 (2)	0.00 (2)	0.01	0.01	0.02

Net asset value, end of period	$40.60		$41.91	$50.05	$45.50	$43.29	$36.70

Total return	(3.15	)%(3)	(0.79)%	13.23%	11.64%	21.10%	37.02%

Ratios/supplemental data:
Net assets, end of period (millions)	$35.3		$51.6	$53.5	$35.8	$26.7	$21.9

Portfolio turnover rate	8.90	%(3)	39.52%	34.47%	26.75%	79.62%	50.86%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.44	%(4)(5)	1.23%	1.19%	1.17%	1.29%	1.29%
After fees waived and expenses recouped	1.38	%(4)(5)	1.23%	1.19%	1.17%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses recouped	0.21	%(4)	0.37%	0.41%	0.20%	(0.04)%	0.21%
After fees waived and expenses recouped	0.27	%(4)	0.37%	0.41%	0.20%	0.02%	0.15%

(1)	Unaudited.
(2)	Less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	The expense ratio includes interest expense of 0.03%, which is not subject to the Portfolio’s expense cap.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
	Dividend & Income Portfolio
	Six Months Ended 06/30/08(1)		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03

Net asset value, beginning of period	$28.69		$29.72	$25.60	$26.20	$23.48	$18.00

Income from investment operations:
Net investment income	0.58		1.51 (2)	1.33	0.88	0.78	0.22
Net realized and unrealized gain (loss) on investments	(2.53)		(0.91)	4.20	(0.46)	2.84	5.37

Total from investment operations	(1.95)		0.60	5.53	0.42	3.62	5.59

Less distributions:
From net investment income	(0.60)		(1.51)	(1.33)	(0.88)	(0.87)	(0.12)
From net realized gain	—		(0.06)	—	—	—	—
Return of capital	—		(0.07)	(0.08)	(0.15)	(0.04)	—

Total distributions	(0.60)		(1.64)	(1.41)	(1.03)	(0.91)	(0.12)

Paid in capital from redemption fees (Note 2)	0.00	(3)	0.01	0.00 (3)	0.01	0.01	0.01

Net asset value, end of period	$26.14		$28.69	$29.72	$25.60	$26.20	$23.48

Total return	(6.85	)%(5)	1.91%	22.10%	1.65%	15.79%	31.15%

Ratios/supplemental data:
Net assets, end of period (millions)	$68.7		$74.5	$65.7	$37.7	$26.2	$10.8

Portfolio turnover rate	2.36	%(5)	12.73%	10.03%	2.34%	0.96%	111.78	%(4)

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.39	%(6)	1.34%	1.31%	1.28%	1.42%	2.54%
After fees waived and expenses absorbed/recouped	1.35	%(6)	1.35%	1.35%	1.35%	1.35%	1.60%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	4.20	%(6)	5.14%	5.04%	3.53%	3.54%	0.82%
After fees waived and expenses absorbed/recouped	4.24	%(6)	5.13%	5.00%	3.46%	3.61%	1.76%

(1)	Unaudited.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Less than $0.01 per share.
(4)	Prior to June 27, 2003, the Dividend & Income Portfolio operated as the Rochdale Alpha Portfolio, with a different objective and strategy, and as such experienced higher than normal turnover in 2003.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Intermediate Fixed Income Portfolio
	Six Months Ended 06/30/08(1)		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03

Net asset value, beginning of period	$26.28		$26.14	$26.14	$26.61	$26.82	$27.92

Income from investment operations:
Net investment income	0.62		1.17	1.13	1.05	1.14	1.37
Net realized and unrealized gain (loss) on investments	(0.60)		0.14	(0.13)	(0.50)	(0.23)	(0.18)

Total from investment operations	0.02		1.31	1.00	0.55	0.91	1.19

Less distributions:
From net investment income	(0.67)		(1.17)	(1.01)	(1.03)	(1.13)	(1.37)
From net realized gain	—		—	—	—	—	(0.82)
Return of capital	—		—	—	—	—	(0.14)

Total distributions	(0.67)		(1.17)	(1.01)	(1.03)	(1.13)	(2.33)

Paid in capital from redemption fees (Note 2)	0.00	(2)	0.00 (2)	0.01	0.01	0.01	0.04

Net asset value, end of period	$25.63		$26.28	$26.14	$26.14	$26.61	$26.82

Total return	0.07	%(3)	5.11%	3.96%	2.13%	3.47%	4.42%

Ratios/supplemental data:
Net assets, end of period (millions)	$56.7		$56.0	$46.2	$28.8	$22.5	$29.4

Portfolio turnover rate	32.72	%(3)	47.46%	42.19%	26.06%	38.50%	123.50%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.17	%(4)	1.14%	1.11%	1.10%	1.14%	0.89%
After fees waived and expenses absorbed	0.90	%(4)	0.90%	0.90%	0.90%	0.90%	0.88%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	4.47	%(4)	4.37%	4.22%	3.82%	3.87%	4.63%
After fees waived and expenses absorbed	4.74	%(4)	4.61%	4.43%	4.02%	4.11%	4.64%

(1)	Unaudited.
(2)	Less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio. Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio and Rochdale Intermediate Fixed Income Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap growth.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap value.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation. In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited), Continued

(“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

In September 2006, the Financial Accounting Standards Board (FASB) issued a Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. The Portfolios adopted the provisions of SFAS 157 effective with the beginning of the Portfolios’ fiscal year. Management has determined that SFAS No. 157 had no material impact on the Portfolios’ financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161.

B.	Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 45 days of purchase and which were not subject to a sales charge at the time of purchase or to a contingent deferred sales charge at the time of redemption. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net assets value (“NAV”) calculations.

C.	Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Portfolios’ fiscal year end may be deferred as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Portfolios indicated below have Post October losses:

Portfolio	Post October Loss Currency	Post October Loss
Large Growth Portfolio	—	$1,178,551
Mid/Small Growth Portfolio	—	1,357,349
Mid/Small Value Portfolio	—	2,390,067
Dividend & Income Portfolio	$416	—
Intermediate Fixed Income Portfolio	14	—

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited), Continued

For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2007, which are available to offset future capital gains, if any:

	Capital losses expiring in:

Portfolio	2012	2013	2014	2015	Total
Intermediate Fixed Income Portfolio	$273,604	$115,546	$226,027	$31,443	$646,620

Effective June 29, 2007, the Portfolios adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Portfolios’ net assets or results of operations. FIN 48 requires the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Portfolios only relate to Federal tax years. As of June 30, 2008, open Federal tax years include the tax year ended December 31, 2004 through December 31, 2007.

D.	Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

E.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.	Forward Currency Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

G.	Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited), Continued

H.	Option Writing. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

I.	Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

At June 30, 2008, each Portfolio loaned equity securities having a market value and received equity securities collateral for the loan as follows:

Portfolio	Market Value	Collateral
Rochdale Large Growth Portfolio	$11,861,441	$11,911,305
Rochdale Large Value Portfolio	15,232,673	15,408,015
Rochdale Mid/Small Growth Portfolio	13,208,894	13,477,640
Rochdale Mid/Small Value Portfolio	11,565,911	12,029,098
Rochdale Intermediate Fixed Income Portfolio	11,661,886	11,693,524

J.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

K.	Securities Sold Short. To the extent the Portfolios engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Portfolios would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolios replace the borrowed security. The Portfolios would realize a gain if the price of the security declines between those dates.

The Portfolios are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Portfolios must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited), Continued

L.	Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth and Mid/Small Value Portfolios; and 0.40% from the Intermediate Fixed Income Portfolio, based upon the average daily net assets of each Portfolio.

The Advisor also furnishes the portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per portfolio basis a fee based upon the average daily net assets of these portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a maximum of 1.25%, 1.25%, 1.35%, 1.35%, 1.35% and 0.90% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income and Intermediate Fixed Income Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the six months ended June 30, 2008, the Advisor has reimbursed for expenses in excess of the limit in the amounts of $8,699 for the Large Growth Portfolio, $12,689 for the Large Value Portfolio, $7,012 for the Mid/Small Growth Portfolio, $11,298 for the Mid/Small Value Portfolio, $14,166 for the Dividend & Income Portfolio, and $79,038 for the Intermediate Fixed Income Portfolio.

At June 30, 2008, the cumulative amounts available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Large Growth Portfolio	$8,699
Rochdale Large Value Portfolio	12,689
Rochdale Mid/Small Growth Portfolio	7,012
Rochdale Mid/Small Value Portfolio	11,298
Rochdale Dividend & Income Portfolio	14,166
Rochdale Intermediate Fixed Income Portfolio	331,284

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited), Continued

At June 30, 2008, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2008	2009	2010	2011
Rochdale Large Growth Portfolio	$—	$—	$—	$8,699
Rochdale Large Value Portfolio	—	—	—	12,689
Rochdale Mid/Small Growth Portfolio	—	—	—	7,012
Rochdale Mid/Small Value Portfolio	—	—	—	11,298
Rochdale Dividend & Income Portfolio	—	—	—	14,166
Rochdale Intermediate Fixed Income Portfolio	47,640	80,470	124,136	79,038

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s share has advised the Trust that it retained net selling commission for the six months ended June 30, 2008 as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$35
Rochdale Large Value Portfolio	68
Rochdale Mid/Small Growth Portfolio	18
Rochdale Mid/Small Value Portfolio	18
Rochdale Dividend & Income Portfolio	762
Rochdale Intermediate Fixed Income Portfolio	229

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to RIM Securities LLC. For the six months ended June 30, 2008, the amounts paid to the Distributor were as follows:

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$61,219
Rochdale Large Value Portfolio	64,437
Rochdale Mid/Small Growth Portfolio	46,330
Rochdale Mid/Small Value Portfolio	45,165
Rochdale Dividend & Income Portfolio	88,518
Rochdale Intermediate Fixed Income Portfolio	72,407

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from the Portfolios at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited), Continued

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the six months ended June 30, 2008, RIM Securities LLC received $70 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted less than 1% of the Portfolios’ brokerage commissions during the period.

Portfolio	Commissions
Rochdale Large Growth Portfolio	$30,172
Rochdale Large Value Portfolio	44,594
Rochdale Mid/Small Growth Portfolio	54,633
Rochdale Mid/Small Value Portfolio	46,622
Rochdale Dividend & Income Portfolio	9,444
Rochdale Intermediate Fixed Income Portfolio	545

$186,010

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Distributor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments and U.S. Government securities, for the six months ended June 30, 2008, are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$15,297,008	$18,324,574
Rochdale Large Value Portfolio	14,191,828	21,511,682
Rochdale Mid/Small Growth Portfolio	9,968,190	24,952,193
Rochdale Mid/Small Value Portfolio	3,183,656	18,855,353
Rochdale Dividend & Income Portfolio	1,525,351	2,096,435
Rochdale Intermediate Fixed Income Portfolio	10,130,695	7,017,030

The cost of purchases and the proceeds from sales of U.S. Government securities, other than short-term investments, for the six months ended June 30, 2008, are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$—	$—
Rochdale Large Value Portfolio	—	—
Rochdale Mid/Small Growth Portfolio	—	—
Rochdale Mid/Small Value Portfolio	—	—
Rochdale Dividend & Income Portfolio	—	—
Rochdale Intermediate Fixed Income Portfolio	11,141,978	11,057,488

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited), Continued

NOTE 5 – TAX INFORMATION

As of December 31, 2007, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio
Cost of investments for tax purposes	$59,282,210	$68,988,058	$67,207,867

Gross tax unrealized appreciation	7,759,469	10,815,045	7,592,250
Gross tax unrealized depreciation	(459,600)	(3,278,243)	(2,942,316)

Net tax unrealized appreciation on investments*	7,299,869	7,536,802	4,649,934
Undistributed ordinary income	8,651	94,124	—
Undistributed long-term capital gain	—	96,940	—
Other accumulated losses	(1,178,551)	—	(1,357,349)

Total distributable earnings	$6,129,969	$7,727,866	$3,292,585

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio
Cost of investments for tax purposes	$66,186,815	$68,381,280	$65,163,053

Gross tax unrealized appreciation	9,795,931	12,070,905	736,591
Gross tax unrealized depreciation	(3,024,070)	(6,393,389)	(554,759)

Net tax unrealized appreciation on investments*	6,771,861	5,677,516	181,832
Undistributed ordinary income	—	—	179,520
Other accumulated losses	(2,390,067)	(416)	(646,634)

Total distributable earnings/(deficit)	$4,381,794	$5,677,100	$(285,282)

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales and passive foreign investment companies.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited), Continued

The tax composition of dividends for the six months ended June 30, 2008 was as follows:

	Ordinary Income Total	Long-term Capital Gains Total	Return of Capital Total
Large Growth Portfolio	$—	$—	$—
Large Value Portfolio	—	—	—
Mid/Small Growth Portfolio	—	—	—
Mid/Small Value Portfolio	—	—	—
Dividend & Income Portfolio	1,550,776	—	—
Intermediate Fixed Income Portfolio	1,482,427	—	—
The tax composition of dividends for the year ended December 31, 2007 was as follows:
	Ordinary Income Total	Long-term Capital Gains Total	Return of Capital Total
Large Growth Portfolio	$263,647	$857,915	$—
Large Value Portfolio	999,080	954,229	—
Mid/Small Growth Portfolio	1,498,644	4,627,980	15,213
Mid/Small Value Portfolio	939,630	7,046,908	36,595
Dividend & Income Portfolio	3,497,955	187,460	191,895
Intermediate Fixed Income Portfolio	2,320,831	—	—

NOTE 6 – LINE OF CREDIT

Each of the Portfolios has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Funds’ net assets or an explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the six months ended June 30, 2008, was as follows:

Portfolio	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowings	Maximum Amount Outstanding
Rochdale Large Growth Portfolio	$2,000,000	$487	6.03%	$415,000	$639,000
Rochdale Large Value Portfolio	2,000,000	726	6.02	394,455	869,000
Rochdale Mid/Small Growth Portfolio	2,000,000	3,661	6.31	614,503	2,000,000
Rochdale Mid/Small Value Portfolio	2,000,000	4,173	6.27	684,097	2,000,000
Rochdale Dividend & Income Portfolio	2,000,000	—	—	—	—
Rochdale Intermediate Fixed Income Portfolio	2,000,000	—	—	—	—

At June 30, 2008, there were no borrowings under the LOC for each Portfolio.

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Acebes 570 Lexington Avenue New York, NY 10022 Age: 61	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	6	*

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 50	President and Secretary	Since 1998	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	N/A

Edmund Towers 570 Lexington Avenue New York, NY 10022 Age: 50	Treasurer	Since 2005	Chief Financial Officer, Rochdale Management LLC since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 36	Chief Compliance Officer	Since 2004	Senior Executive Vice President, General Counsel, Rochdale Investment Management	N/A	N/A

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Age: 67	Trustee	Since 1998	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	6	*

Jerry Roland 570 Lexington Avenue New York, NY 10022 Age: 71	Trustee	Since 2001	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	6	*

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Age: 72	Trustee	Since 2004	Consultant, Babcock & Brown, 2001 to present; Senior Vice President Financial Operations, The Interpublic Group of Companies Inc., 1986 to 2001	6	e-Smart Technologies Inc.;*

*	Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC and Rochdale International Trade Fixed Income Fund.

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (UNAUDITED)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and information regarding how the Portfolios voted proxies related to portfolio securities, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within sixty days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

ADDITIONAL TAX INFORMATION (UNAUDITED)

For the period ended December 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentages of dividends declared from net investment income designated as qualified dividend income is as follows:

Large Growth Portfolio	100.00%
Large Value Portfolio	100.00%
Mid/Small Growth Portfolio	38.63%
Mid/Small Value Portfolio	100.00%
Dividend & Income Portfolio	96.00%
Intermediate Fixed Income Portfolio	7.15%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2007 is as follows:

Large Growth Portfolio	100.00%
Large Value Portfolio	100.00%
Mid/Small Growth Portfolio	16.40%
Mid/Small Value Portfolio	100.00%
Dividend & Income Portfolio	94.10%
Intermediate Fixed Income Portfolio	5.60%

ROCHDALE INVESTMENT TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (UNAUDITED)

During the period covered by this report, the Board, including a majority of the independent Trustees, approved the renewal of the Advisory Agreement. In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board of Trustees has been prepared, including a summary of the conclusions reached by the Board of Trustees with respect to these factors. Overall, the Board concluded that continuation of the Advisory Agreement would be in the best interest of the Portfolios and consistent with the expectations of their shareholders.

In reviewing the nature, extent and quality of advisory services provided by the Adviser, the Board considered the performance of the Portfolios relative to their respective benchmarks and the Adviser’s disciplined investment methodologies (including the proprietary investment models and quantitative analysis made available to the Portfolios by Rochdale). The Board also considered information, assembled by a third party service provider, about the performance achieved by comparable funds managed by other investment advisers (“peer group” or “peer funds”). The Board concluded that the performance achieved by the Adviser, as well as the overall quality of the services provided by the Adviser to the Portfolios, is comparable to the performance achieved by, and services provided to, peer funds of comparable size and with similar objectives, and that the services provided by the Adviser are satisfactory and continue to support the Board’s original selection of the Adviser. The Board also considered the experience and capabilities of the Adviser’s management and investment professionals as well as the fact that the Portfolios serve as vehicles for implementing asset allocation strategies for the substantial portion of the Trust’s shareholders who are also advisory clients of Rochdale.

In reviewing the structure of the advisory fee and corollary factors such as the cost of services provided and profits realized by the Adviser, the Board considered information relating to advisory fee revenues and those expenses borne by the Adviser, including benefits that may be realized by the Adviser as a result of its relationship with the Trust. The Board concluded that, in light of the increased expenses associated with the management of a mutual fund such as the Portfolios and the financial commitment made by the Adviser to its investment advisory business, the rate at which the Adviser is compensated for its services is reasonable and the Adviser’s profit level is not excessive.

In reaching this conclusion, the Board considered certain publicly available information about fees and expenses incurred by other funds in the peer group. While the Board found such comparisons to be useful as an indication of the range of costs borne by other funds within the peer group, the Board did not specifically rely upon such comparisons. Rather, the Board based its findings on the specific facts and circumstances of the Portfolios. The Board was also informed with respect to fees charged by the Adviser to other institutional, pension and individual accounts (“private accounts”). The Board distinguished the fee structures of private accounts from that of the Trust in light of the regulatory framework within which mutual funds, such as the Portfolios, operate, and the expenses incurred by the Adviser in order to ensure compliance with such regulations.

The Board also considered the profitability of the Portfolios to the Adviser, information about economies of scale, the Adviser’s financial interest in the renewal of the Advisory Agreement and any fallout benefits that might be derived from the Adviser’s contractual arrangements with the Trust. No single factor reviewed by the Trustees was identified as being a determining factor in their collective decision to renew the Advisory Agreement, and the Trustees did not necessarily place the same level of importance on the various factors taken into consideration during the Trustees’ deliberations, including the comparative information provided to the Trustees concerning advisory services and fees, which the Trustees considered but did not specifically rely upon in determining to renew the Advisory Agreement.

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Advisor

Rochdale Investment Management LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Distributor

RIM Securities LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Custodian

U.S Bank, NA.

Custody Operations

1555 N. RiverCenter Dr,, Suite 302

Milwakee, WI 53212

(800) 485-8510

•

Transfer Agent

U.S. Bancorp Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(866) 209-1967

•

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust

570 Lexington Avenue

New York, NY 10022-6837

800-245-9888

www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provide detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios’ Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC

Investment Company Act File number

is 811-08685)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rochdale Investment Trust

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date	9/5/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date	9/5/08

By (Signature and Title)	/s/ Edmund Towers
Edmund Towers, Treasurer

Date	9/5/08